UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

__________________________________________

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-12

QCR Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3551 Seventh Street, Moline, IL 61265 Phone 309.736.3584 Fax 309.736.3149 www.qcrh.com

April 7, 2022

Dear Stockholder:

On behalf of the Board of Directors and management of QCR Holdings, Inc., we cordially invite you to attend the annual meeting of stockholders of QCR Holdings, Inc., to be held at 8:00 a.m., local time, on Thursday, May 19, 2022 (the “2022 Annual Meeting”). Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the 2022 Annual Meeting will be a completely “virtual meeting,” meaning that no part of the meeting will be hosted in-person. You will be able to attend the 2022 Annual Meeting, vote your shares electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/QCRH2022. You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials (the “Notice”) or your proxy card (if you received a printed copy of the proxy materials) to join the 2022 Annual Meeting. Your virtual attendance at the 2022 Annual Meeting will afford you the same rights and opportunities to participate as you would have at an in-person annual meeting, including the ability to ask questions during the meeting.

This year we are again using the Securities and Exchange Commission rule that allows us to furnish our proxy statement, 2021 Annual Report and proxy card to stockholders over the internet. This means our stockholders will receive only the Notice containing instructions on how to access the proxy materials over the internet and vote online. If you receive the Notice but would still like to request paper copies of the proxy materials, please follow the instructions on the Notice or on the website referred to on the Notice. By delivering proxy materials electronically to our stockholders, we can reduce the cost of printing and mailing our proxy materials. Please visit www.proxyvote.com for more information about the electronic delivery of proxy materials.

There are a number of proposals to be considered at the 2022 Annual Meeting. Our stockholders will be asked to: (i) elect three persons to serve as Class II directors; (ii) approve, in a non-binding, advisory vote, the compensation of certain executive officers, which is referred to as a “say-on-pay” proposal; (iii) approve the QCR Holdings, Inc. 2022 Employee Stock Purchase Plan; and (iv) ratify the appointment of RSM US LLP as our independent registered public accounting firm for the year ending December 31, 2022.

We recommend that you vote your shares for each of the director nominees and for all of the other proposals presented at the 2022 Annual Meeting.

Regardless of whether you plan to attend the 2022 Annual Meeting, you should vote by following the instructions provided on the Notice as soon as possible. This will assure that your shares are represented at the 2022 Annual Meeting.

Very truly yours,

Marie Z. Ziegler	Larry J. Helling
Chair of the Board	Chief Executive Officer

3551 Seventh Street, Moline, IL 61265 Phone 309.736.3584 Fax 309.736.3149 www.qcrh.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 19, 2022

To the Stockholders of QCR Holdings, Inc.:

The annual meeting of stockholders of QCR Holdings, Inc., a Delaware corporation, will be held virtually on Thursday, May 19, 2022, at 8:00 a.m., local time. You can attend the 2022 Annual Meeting online, vote your shares electronically and submit questions during the webcast. Instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are posted on our meeting site at www.virtualshareholdermeeting.com/QCRH2022. You will need to have your 16-digit control number included on your Notice of Internet Availability of Proxy Materials or your proxy card (if you received a printed copy of the proxy materials) to join the 2022 Annual Meeting. The 2022 Annual Meeting will be held for the following purposes:

1.	to elect three Class II directors to serve until the regular annual meeting of stockholders in 2025 and until their successors are elected and have qualified;

2.	to approve, in a non-binding, advisory vote, the compensation of certain executive officers, which is referred to as a “say-on-pay” proposal;

3.	to approve the QCR Holdings, Inc. 2022 Employee Stock Purchase Plan;

4.	to ratify the appointment of RSM US LLP as QCR Holdings, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and

5.	to transact such other business as may properly be brought before the meeting and any adjournments or postponements of the meeting.

The Board of Directors has fixed the close of business on March 24, 2022, as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2022 Annual Meeting. In the event there is an insufficient number of votes for a quorum or to approve any of the proposals at the time of the 2022 Annual Meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies.

By order of the Board of Directors,

Deborah M. Neyens

Corporate Secretary

Moline, Illinois
April 7, 2022

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PROXY STATEMENT

QCR Holdings, Inc., a Delaware corporation (“QCR Holdings”), is the holding company for Quad City Bank and Trust Company, Cedar Rapids Bank and Trust Company, Community State Bank and Guaranty Bank. Quad City Bank and Trust is an Iowa state bank located in Bettendorf and Davenport, Iowa and in Moline, Illinois. Quad City Bank and Trust owns m2 Equipment Finance, LLC, a Wisconsin limited liability company based in Milwaukee, Wisconsin, which is engaged in the business of leasing machinery and equipment to businesses under direct financing lease contracts. Cedar Rapids Bank and Trust is an Iowa state bank located in Cedar Rapids, Cedar Falls and Waterloo, Iowa. Community State Bank is an Iowa state bank located in Ankeny, Iowa and five other cities throughout the greater Des Moines area. Guaranty Bank is a Missouri state bank located in Springfield, Missouri and the southwest Missouri markets. On November 9, 2021, we announced the signing of a definitive agreement whereby we acquired Guaranty Federal Bancshares, Inc. (“GFED”) and merged Guaranty Bank, the wholly owned banking subsidiary of GFED, with and into Springfield First Community Bank. The transaction closed on April 1, and the combined bank now operates under the Guaranty Bank name in Springfield, Missouri and the southwest Missouri markets. When we refer to our “subsidiary banks” in this proxy statement, we are collectively referring to Quad City Bank and Trust, Cedar Rapids Bank and Trust, Community State Bank and Guaranty Bank. When we refer to our “subsidiaries” in this proxy statement, we are collectively referring to our subsidiary banks, as well as our other subsidiaries.

This proxy statement is being furnished in connection with the solicitation by the Board of Directors of QCR Holdings of proxies to be voted at the annual meeting of stockholders (the “2022 Annual Meeting”) to be held virtually on Thursday, May 19, 2022, at 8:00 a.m., local time, and at any adjournments or postponements of the meeting. This proxy statement and the accompanying form of proxy are first being transmitted or delivered to stockholders of QCR Holdings on or about April 6, 2022, together with our 2021 Annual Report to stockholders.

About the 2022 Annual Meeting

The following, presented in question and answer format, is information regarding the meeting and the voting process.

Why did I receive access to the proxy materials?

We have made the proxy materials available to you over the internet because on March 24, 2022, the record date for the 2022 Annual Meeting, you owned shares of QCR Holdings common stock. This proxy statement describes the matters that will be presented for consideration by the stockholders at the 2022 Annual Meeting. It also gives you information concerning those matters to assist you in making an informed decision.

The board is asking you to give us your proxy. Giving us your proxy means that you authorize another person or persons to vote your shares of our common stock at the 2022 Annual Meeting in the manner you direct. If you vote using one of the methods described herein, you appoint the proxy holder as your representative at the meeting, who will vote your shares as you instruct, thereby assuring that your shares will be voted whether or not you attend the 2022 Annual Meeting. Even if you plan to attend the 2022 Annual Meeting, you should vote by proxy in advance of the meeting in case your plans change.

If you sign and return your proxy card or vote over the internet or by telephone and an issue comes up for a vote at the meeting that is not identified in the proxy materials, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

Why did I receive a notice regarding the internet availability of proxy materials instead of paper copies of the proxy materials?

We are using the Securities and Exchange Commission notice and access rule that allows us to furnish our proxy materials over the internet to our stockholders instead of mailing paper copies of those materials to each stockholder. As a result, beginning on or about April 6, 2022, we sent our stockholders by mail a notice containing instructions on how to access our proxy materials over the internet and vote online. This notice is not a proxy card and cannot be used to vote your shares. If you received a notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to on the notice.

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What matters will be voted on at the meeting?

You are being asked to vote on:

1.	the election of three Class II directors for a term expiring in 2025;
2.	a non-binding, advisory proposal to approve the compensation of certain executive officers, which is referred to as a “say-on-pay” proposal;
3.	the approval of the QCR Holdings, Inc. 2022 Employee Stock Purchase Plan; and
4.	the ratification of the selection of our independent registered public accounting firm.

If I am the record holder of my shares, how do I vote?

You may vote by telephone, by internet, or by mail by completing, signing, dating, and mailing the proxy card you received in the mail, if you received paper copies of the proxy materials, or virtually during the meeting, as described further below. If you vote using one of the methods described above, your shares will be voted as you instruct.

If you sign and return your proxy card or vote over the internet or by telephone without giving specific voting instructions, the shares represented by your proxy card will be voted “for” all nominees named in this proxy statement and “for” each of the other proposals described in this proxy statement.

What will I need in order to attend the 2022 Annual Meeting virtually?

You are entitled to attend the virtual 2022 Annual Meeting if you were a stockholder of record as of the record date for the 2022 Annual Meeting, March 24, 2022. You may attend the 2022 Annual Meeting, vote and submit a question during the 2022 Annual Meeting by visiting www.virtualshareholdermeeting.com/QCRH2022 and using your 16-digit control number to enter the meeting. Alternatively, you may simply login as a guest, which does not require a control number, but you will not have the opportunity to vote your shares or ask a question. If you are not a stockholder of record but hold shares in the name of a broker or other fiduciary (or what is typically referred to as “street name”), you should follow the instructions for attending the 2022 Annual Meeting provided by your broker or other fiduciary. However, even if you plan to attend the 2022 Annual Meeting virtually, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the 2022 Annual Meeting.

What will I need in order to attend the 2022 Annual Meeting virtually?

You are entitled to attend the virtual 2022 Annual Meeting if you were a stockholder of record as of the record date for the 2022 Annual Meeting, March 24, 2022. You may attend the 2022 Annual Meeting, vote and submit a question during the 2022 Annual Meeting by visiting www.virtualshareholdermeeting.com/QCRH2022 and using your 16-digit control number to enter the meeting. Alternatively, you may simply login as a guest, which does not require a control number, but you will not have the opportunity to vote your shares or ask a question. If you are not a stockholder of record but hold shares in the name of a broker or other fiduciary (or what is typically referred to as “street name”), you should follow the instructions for attending the 2022 Annual Meeting provided by your broker or other fiduciary. However, even if you plan to attend the 2022 Annual Meeting virtually, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the 2022 Annual Meeting.

Online check-in will start approximately 15 minutes prior to the start of the meeting, which will begin promptly at 8:00 a.m. central time on May 19, 2022. The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. A technical support number will be made available on the webpage during check-in for stockholders who experience technical difficulties accessing the virtual 2022 Annual Meeting.

How do I ask questions at the 2022 Annual Meeting?

To submit a question at the 2022 Annual Meeting, you will need to log into the meeting using your 16-digit control number. If you would like to submit a question, click on the “Q&A” button at the bottom of the screen, enter your question in the text box and click on “Submit” at any time during the 2022 Annual Meeting. You may also provide questions ahead of the 2022 Annual Meeting by emailing Kim Garrett, Vice President, Corporate Communications and Investor Relations Manager, at KGarrett@QCRH.com. We encourage you to submit any questions as soon as possible to ensure your questions are received.

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Although you may vote by mail, we ask that you vote instead by internet or telephone, which saves us postage and processing costs.

You may vote by telephone by calling the toll-free number specified on your notice or by accessing the internet website referred to on your notice, each by following the preprinted instructions on your notice. If you submit your vote by internet, you may incur costs, such as cable, telephone and internet access charges. Votes submitted by telephone or internet must be received by 11:59 p.m. EDT on May 18, 2022. The giving of a proxy by either of these means will not affect your right to vote during the webcast if you decide to attend the 2022 Annual Meeting virtually. If you want to vote during the live webcast of the 2022 Annual Meeting, please follow the instructions for attending and voting at the meeting at the following website: www.virtualshareholdermeeting.com/QCRH2022. Please note, however, that if your shares are held in the name of a broker or other fiduciary, you should follow the instructions for attending the 2022 Annual Meeting provided by your broker or other fiduciary to vote during the live webcast of the meeting. Even if you plan to attend the 2022 Annual Meeting virtually, you should complete, sign, and return your proxy card, or vote by telephone or internet, in advance of the meeting just in case your plans change.

If I hold shares in the name of a broker or fiduciary, who votes my shares?

If you received access to these proxy materials from your broker or other fiduciary, your broker or fiduciary should have given you instructions for directing how that person or entity should vote your shares. It will then be your broker or fiduciary’s responsibility to vote your shares for you in the manner you direct.

Under the rules of various national and regional securities exchanges, brokers and fiduciaries generally may vote on routine matters, such as the ratification of the engagement of an independent public accounting firm, but may not vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. The election of directors, the approval of the QCR Holdings, Inc. 2022 Employee Stock Purchase Plan, and the approval of non-binding advisory proposal on executive compensation are non-routine matters, and consequently, your broker or fiduciary will not have discretionary authority to vote your shares on these matters. If your broker or fiduciary does not receive instructions from you on how to vote on these matters, your broker or fiduciary will return the proxy card to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters.

We therefore encourage you to provide directions to your broker or fiduciary as to how you want your shares voted on all matters to be brought before the 2022 Annual Meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the 2022 Annual Meeting.

A number of banks and brokerage firms participate in a program that also permits stockholders to direct their vote by telephone or internet. If your shares are held in an account at such a bank or brokerage firm, you may vote your shares by telephone or internet by following the instructions on their enclosed voting form. If you submit your vote by internet, you may incur costs, such as cable, telephone, and internet access charges. Voting your shares in this manner will not affect your right to vote during the 2022 Annual Meeting if you decide to attend the 2022 Annual Meeting virtually.

What does it mean if I receive more than one notice card?

It means that you have multiple holdings reflected in our stock transfer records or in accounts with brokers. To vote all of your shares by proxy, please follow the separate voting instructions that you received for the shares of common stock held in each of your different accounts.

What if I change my mind after I vote?

If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

•	signing another proxy with a later date and returning that proxy to us;
•	timely submitting another proxy via telephone or internet by the deadline stated above;
•	sending notice that you are revoking your proxy to Shellee R. Showalter, SVP, Director of Investor Services, QCR Holdings, Inc., 3551 Seventh Street, Moline, Illinois 61265; or
•	voting during the live webcast of the meeting. However, simply attending the meeting will not, by itself, revoke your proxy.

If you hold your shares in the name of your broker or through a fiduciary and desire to revoke your proxy, you will need to contact that person or entity to revoke your proxy.

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How many votes do we need to hold the 2022 Annual Meeting?

A majority of the shares that are outstanding and entitled to vote as of the record date must be cast at the 2022 Annual Meeting at which a quorum is present in order to hold the meeting and conduct business.

Shares are counted as present at the meeting if the stockholder either votes during the live webcast or has properly submitted a signed proxy card or other proxy.

On March 24, 2022, the record date, there were 15,657,587 shares of common stock outstanding. Therefore, at least 7,828,794 shares need to be present either by having logged in for the live webcast or by proxy at the 2022 Annual Meeting in order to hold the meeting and conduct business.

What happens if a nominee is unable to stand for election?

The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than the number of nominees presented for election at the meeting. The board has no reason to believe any nominee will be unable to stand for election.

What options do I have in voting on each of the proposals?

You may vote “for” or “withhold authority to vote for” each nominee for director. You may vote “for,” “against” or “abstain” on each of the other proposals described in this proxy statement and on any other proposal that may properly be brought before the meeting.

How many votes may I cast?

You are entitled to cast one vote for each share of stock you owned on the record date.

How many votes are needed for each proposal?

Our directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote and the three individuals receiving the highest number of votes cast “for” their election will be elected as Class II directors of QCR Holdings. A “withhold authority to vote for” and broker non-votes will have no effect on the election of any director at the 2022 Annual Meeting.

Approval of the say-on-pay proposal, the QCR Holdings, Inc. 2022 Employee Stock Purchase Plan, the ratification of the appointment of RSM US LLP as our independent registered public accounting firm and, in general, any other proposals must receive the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Abstentions will have the effect of voting against these proposals. On all matters, broker non-votes will not be counted as entitled to vote but will count for purposes of determining whether or not a quorum is present.

Because the ratification of the say-on-pay is advisory, the outcome of such vote will not be binding on the board of directors.

Please remember that the election of directors, the QCR Holdings, Inc. 2022 Employee Stock Purchase Plan and the non-binding, advisory proposal on executive compensation are each considered to be non-routine matters. As a result, if your shares are held by a broker or other fiduciary, it cannot vote your shares on these matters unless it has received voting instructions from you.

Where do I find the voting results of the meeting?

If available, we will announce voting results during the webcast of the 2022 Annual Meeting. The voting results will also be disclosed on a Form 8-K that we will file within four business days of the 2022 Annual Meeting.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of QCR Holdings or of our subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

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What is householding?

The Securities and Exchange Commission has issued rules regarding the delivery of proxy statements and information statements to households. These rules spell out the conditions under which annual reports, information statements, proxy statements, prospectuses and other disclosure documents of a particular company that would otherwise be mailed in separate envelopes to more than one person at a shared address may be mailed as one copy in one envelope addressed to all holders at that address (i.e., “householding”). To conserve resources and reduce expenses, we consolidate materials under these rules when possible.

However, because we are using the Securities and Exchange Commission notice and access rule for the 2022 Annual Meeting, we will not household our proxy materials or notices to stockholders of record who share an address. This means that stockholders of record who share an address will each be mailed a separate notice of the proxy materials. However, certain brokerage firms, banks, or similar entities holding our common stock for their customers may household proxy materials or notices. Stockholders who share an address and whose shares of our common stock are held in street name should contact their broker if they now receive: (i) multiple copies of our proxy materials or notices and wish to receive only one copy of these materials per household in the future; or (ii) a single copy of our proxy materials or notice and wish to receive separate copies of these materials in the future. If at any time you would like to receive a paper copy of our Annual Report or proxy statement, please write to Shellee R. Showalter, SVP, Director of Investor Services at QCR Holdings, Inc., 3551 Seventh Street, Moline, Illinois 61265, or call us at (309) 736-3584.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Nominees and Continuing Directors

Our directors are divided into three classes having staggered terms of three years.  At the 2022 Annual Meeting, stockholders will be asked to elect three Class II directors for a term expiring in 2025.  The board has considered and nominated three of the incumbent directors to serve as Class II directors of QCR Holdings. Patrick A. Baird, a Class II director since 2010, informed the board that he would not seek reelection for an additional term, and, accordingly, the board did not re-nominate him for election at this year’s meeting. As a result, his directorship will end at the 2022 Annual Meeting, and the size of the board will be reduced from 12 to 11 directors. The board expresses its sincere thanks for Mr. Baird for his many years of dedicated service.

We have no knowledge that any of the nominees will refuse or be unable to serve, but if any of the nominees becomes unavailable for election, the holders of the proxies reserve the right to substitute another person of their choice as a nominee when voting at the meeting. Set forth below is information concerning the nominees for election and for each of the other persons whose terms of office will continue after the meeting, including age, year first elected as a director of QCR Holdings and all positions and offices held by the director with QCR Holdings. Directors are elected by a plurality of the votes of the shares present in person or by proxy and entitled to vote, and the three individuals receiving the highest number of votes cast “for” their election will be elected as Class II directors. Our board of directors unanimously recommends that you vote your shares “FOR” all of the nominees for directors.

Name – (Age)	Director Since	Positions with QCR Holdings and Subsidiaries
		NOMINEES

CLASS II (New Term Expires 2025)
Brent R. Cobb – (Age 46)	2020	Director of QCR Holdings; Director of Cedar Rapids Bank and Trust
Larry J. Helling – (Age 66)	2001	Chief Executive Officer and Director of QCR Holdings; Chief Executive Officer and Director of Cedar Rapids Bank and Trust; Director of m2 Equipment Finance
Mark C. Kilmer – (Age 63)	2004	Director of QCR Holdings; Chair of the Board and Director of Quad City Bank and Trust

Name - (Age)	Director Since	Positions with QCR Holdings and Subsidiaries
		CONTINUING DIRECTORS
CLASS III (Term Expires 2023)
James M. Field – (Age 59)	2019	Vice Chair of the Board and Director of QCR Holdings; Director of Quad City Bank and Trust
John F. Griesemer – (Age 54)	2022	Director of QCR Holdings; Director of Guaranty Bank
Elizabeth S. Jacobs – (Age 65)	2020	Director of QCR Holdings; Director of Community State Bank
Marie Z. Ziegler – (Age 64)	2008	Chair of the Board and Director of QCR Holdings; Director of Quad City Bank and Trust; Director of m2 Equipment Finance

CLASS I (Term Expires 2024)
Mary Kay Bates – (Age 62)	2018	Director of QCR Holdings
John-Paul E. Besong – (Age 68)	2015	Director of QCR Holdings
Todd A. Gipple – (Age 58)	2009	President, Chief Operating Officer/Chief Financial Officer and Director of QCR Holdings; Director of Quad City Bank and Trust; Director of Guaranty Bank
Donna J. Sorensen – (Age 72)	2009	Director of QCR Holdings; Director of Cedar Rapids Bank and Trust

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All of our continuing directors and nominees will hold office for the terms indicated, or until their earlier death, resignation, removal, disqualification, or ineligibility due to exceeding age eligibility requirements (a person who has reached the age of 72 before the date of the 2022 Annual Meeting is not eligible for election to the board), and until their respective successors are duly elected and qualified. Unless otherwise provided in their employment agreements, all of our executive officers hold office for a term of one year. Other than such employment agreements, there are no arrangements or understandings between any of the directors, executive officers, or any other person pursuant to which any of our directors or executive officers have been selected for their respective positions.

Mr. Besong is director of United Fire Group, Inc., a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Prior to the merger of GFED with and into QCR Holdings, Mr. Griesemer served on the board of directors of GFED. No other nominee or continuing director has been a director of another company subject to the reporting requirements of the Exchange Act within the past five years.

Qualifications of our Board Members and Nominees

Descriptions of each director’s business experience during the past five years or more, as well as their qualifications to serve on the board, are as follows:

Mary Kay Bates is President and Chief Executive Officer of Bank Midwest, a regional community bank and financial services company based in Spirit Lake, Iowa, that provides banking, insurance, and wealth management services through an 11-branch network located throughout Northwest Iowa, Southwest Minnesota, and Sioux Falls, South Dakota.  Ms. Bates’ career in community banking has spanned over 30 years and, since joining Bank Midwest in 1995, she has gained a broad range of experience in lending, marketing, audit/risk, human resources, and operations.  As an executive leader of Bank Midwest for the past 15 years, her responsibilities progressively increased to strategic initiatives that have included acquisitions and growth strategies, operational effectiveness, and workforce engagement.  Ms. Bates currently serves on the Board of Directors for Bank Midwest and Goodenow Bancorporation.  She serves as Past Chair of the Graduate School of Banking at Colorado and Chair Elect for the Iowa Bankers Association.  She is also a Trustee of Lakes Regional Healthcare.  Ms. Bates is recognized as an active community leader and volunteer, having served as a director and officer on multiple boards to enrich the quality of life and economic development within her community.  In 2019, Ms. Bates was recognized as Banker of the Year by BankBeat Magazine.  She attended Iowa State University and graduated with honors from the Graduate School of Banking at Colorado.  We consider Ms. Bates to be a qualified candidate for service on the board due to her extensive knowledge of the banking industry that she has attained as the President and Chief Executive Officer of Bank Midwest.

John-Paul E. Besong is a former Senior Vice President of e-Business and Chief Information Officer for Rockwell Collins, a Fortune 500 company based in Cedar Rapids, Iowa, that provides aviation electronics for both commercial and military aircraft. He was appointed Senior Vice President and Chief Information Officer in 2003. Beginning in 1979, when he joined Rockwell Collins as a chemical engineer, Mr. Besong held management roles having increasingly more responsibility within the company, including Vice President of e-Business and Lean ElectronicsSM, Head of the SAP initiative and Director of the Printed Circuits and Fabrication businesses.  Mr. Besong serves on the boards of directors of United Fire Group, Inc., Junior Achievement (Cedar Rapids area), Mercy Medical Center, Iowa Public Television Foundation, the Technology Association of Iowa (TAI) CIO Advisory Board and is a former director of Lean Aerospace Initiative (LAI). He also serves as a member and former chair of the executive board of TAI.  We consider Mr. Besong to be a qualified candidate for service on the board and the committees he is a member of due to his business acumen and distinguished management career as an officer and information technology expert of a Fortune 500 company.

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Brent R. Cobb is Chief Executive Officer of World Class Industries. Mr. Cobb joined World Class Industries in May 2002 as Vice President, subsequently being named President in 2005 and Chief Executive Officer in 2019. Concurrently, Mr. Cobb is Chairman of Morton Industries, a global leader in tube fabrication for global equipment manufacturers. Active in the community, he is a past chair of the Greater Cedar Rapids Community Foundation and the founding board chair of the Hiawatha Economic Development Corporation.  Additionally, Mr. Cobb is involved in YPO Iowa and is a former Chapter Chair. Currently he sits on John Deere’s Direct Material Supplier Council. We consider Mr. Cobb to be a qualified candidate for service on the board due to his knowledge and experience gained through his various roles at World Class Industries, in addition to his leadership roles in the Cedar Rapids, Iowa area, one of our markets.

James M. Field is a retired President and Chief Financial Officer of Deere & Company. During his 27 years with John Deere, he served as President of Worldwide Construction & Forestry and Power Systems, President of Worldwide Agricultural Turf Division and President of Worldwide Commercial and Consumer Equipment Division.  In addition, Mr. Field has also served as Deere & Company’s Chief Financial Officer and its Principal Accounting Officer and held several additional positions in the areas of accounting, treasury, business development, and planning.  Before joining Deere & Company, Mr. Field served in a number of assignments at Deloitte & Touche.  Mr. Field is a graduate of Western Michigan University and holds a Certified Public Accountant designation.  He has completed Executive Education at Dartmouth’s Tuck School of Business, is a member of the Executive Committee for the John Deere Classic and serves on the Board of Directors for Hand in Hand and the Board of Trustees for St. Ambrose University.  We consider Mr. Field to be a qualified candidate for service on the board due primarily to his knowledge and experience regarding public companies that he gained in his various roles at Deere & Company as well as the financial and investment banking perspective he brings.

Todd A. Gipple is a Certified Public Accountant (inactive) and began his career with KPMG Peat Marwick in 1985.  In 1991, McGladrey & Pullen acquired the Quad Cities practice of KPMG.  Mr. Gipple was named Tax Partner with McGladrey & Pullen in 1994 and served as the Tax Partner-in-Charge of the firm’s Mississippi Valley Practice and as one of five Regional Tax Coordinators for the national firm.  He specialized in Financial Institutions Taxation and Mergers and Acquisitions throughout his 14-year career in public accounting.  He joined QCR Holdings in January of 2000 and currently serves as the President, Chief Operating Officer and Chief Financial Officer of QCR Holdings.  Mr. Gipple currently serves on the Board of Directors of the John Deere Classic and on the Audit Committee for the Community Foundation of the Great River Bend and is Past-Chair of the Board of Directors for the YMCA of the Iowa Mississippi Valley.  Mr. Gipple previously served on the Board of Directors and the Executive Committee of the Davenport Chamber of Commerce, United Way of the Quad Cities, SAL Family and Community Services and the Scott County Beautification Foundation and was a member of the original governing body for the Quad Cities “Success by 6” initiative.  Mr. Gipple was the 2016 Chief Corporate Chair for the Quad Cities JDRF One Walk.  We consider Mr. Gipple to be a qualified candidate for service on the board due to his experience as the President, Chief Financial Officer and Chief Operating Officer of QCR Holdings and his prior experience as a tax partner in public accounting. Mr. Gipple brings extensive business and banking experience to the board and enhances the board’s overall understanding of QCR Holdings’ and the banking industry.

John F. Griesemer has been President and Chief Executive Officer of Erlen Group since 2017 and a member of the Board of Directors of the Erlen Group since 1993. The Erlen Group is a privately-held family of industrial companies, including Springfield Underground, Westside Stone, and Joplin Stone. Mr. Griesemer holds a B.S. degree in Industrial Management and Engineering from Purdue University. He is the past Chairman and current member of the Board of Directors of Mercy Springfield Communities, member of the Springfield Catholic Schools Board of Directors and a member of the Board of Directors of the National Stone Sand and Gravel Association. He is a past member of the Board of Directors of the Missouri Limestone Producers Association, Catholic Campus Ministries, Junior Achievement of the Ozarks, and Ozark Technical Community College Foundation. We consider Mr. Griesemer to be a qualified candidate for service on the board due to his strong organizational and leadership background, management experience and deep ties in the Springfield, Missouri community, one of our market areas, and his service on the boards of directors of GFED and the banking subsidiary of GFED, Guaranty Bank.

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Larry J. Helling was previously the Executive Vice President and Regional Commercial Banking Manager of Firstar Bank in Cedar Rapids with a focus on the Cedar Rapids metropolitan area and the Eastern Iowa region.  Prior to his six years with Firstar Bank, Mr. Helling spent 12 years with Omaha National Bank.  He joined QCR Holdings in September of 2001 as President and Chief Executive Officer of Cedar Rapids Bank and Trust and was appointed Chief Executive Officer Elect of QCR Holdings in November 2018.  Mr. Helling is a graduate of the Cedar Rapids Leadership for the Five Seasons program and currently serves on the Board of Trustees of the United Way of East Central Iowa and Junior Achievement, as well as the Board of Directors of the Entrepreneurial Development Center and the Brucemore National Trust Historic Site.  He is past President and a member of the Rotary Club of Cedar Rapids.  We consider Mr. Helling to be a qualified candidate for service on the board due to his experience as the President of Cedar Rapids Bank and Trust, his past experience as an executive officer of Firstar Bank, located in Cedar Rapids, Iowa, one of our market areas, and his prior banking experience. Mr. Helling brings extensive business experience to the board and enhances the board’s overall understanding of QCR Holdings and the banking industry.

Elizabeth “Libby” Jacobs is President of The Jacobs Group, LLC, a Des Moines-based consulting firm specializing in the energy and regulated utilities industries, focused on business development, strategic communications, and public and regulatory policy. Ms. Jacobs formerly served on the Iowa Utilities Board, including four years as Chair. Previously, she had a 20-year career with the Principal Financial Group serving as Community Relations Director for the last 14 years of her career. In addition, Ms. Jacobs served seven terms in the Iowa House of Representatives, and was elected by her peers to serve seven years as Majority Whip.  She has received numerous awards and honors, including the 2008 West Des Moines Citizen of the Year, 2008 Greater Des Moines Leadership Institute Business Leadership Award, and selection as a 2001 Des Moines Business Record Woman of Influence.  Currently Ms. Jacobs is Vice Chair of the Board of Directors of Goodwill Industries of Central Iowa and serves on the Board of Directors of the Taxpayers Association of Central Iowa. She has served in leadership positions on nonprofit boards in the Des Moines area as well as regionally and nationally.  Ms. Jacobs earned her Bachelor of Arts, with distinction, in political science from the University of Nebraska-Lincoln and her Master of Public Administration from Drake University. We consider Ms. Jacobs to be a qualified candidate for service on the board due to her public company experience, as well as her community involvement, which includes leadership roles on numerous nonprofit boards with focus on strategic planning and sustainability.

Mark C. Kilmer is President of The Republic Companies, a family-owned group of businesses founded in 1916 and headquartered in Davenport, Iowa involved in the wholesale equipment and supplies distribution of energy management, electrical, refrigeration, heating, air-conditioning and sign support systems.  Prior to joining The Republic Companies in 1984, Mr. Kilmer worked in the Management Information Systems Department of Standard Oil of California (Chevron) in San Francisco.  Mr. Kilmer is currently the Chair of the Board of Directors of Quad City Bank and Trust, a board member of Genesis Health System, a member of the Board of Trustees of St. Ambrose University, and a former member of the Board of Directors of IMARK Group, Inc., a national member-owned purchasing cooperative of electric supplies and equipment distributors.  He is a two-term past Chair of the PGA TOUR John Deere Classic and the past Chair of the Scott County YMCA’s Board of Directors.  Mr. Kilmer is the past Chair of the Board of Directors of Genesis Medical Center and has served on the Board of Directors of the Genesis Heart Institute, St. Luke’s Hospital, Rejuvenate Davenport, the Vera French Foundation and Trinity Lutheran Church.  He was a four-time project business consultant for Junior Achievement.  Prior to joining the board of Quad City Bank and Trust in 1996, Mr. Kilmer served on the Board of Directors of Citizen’s Federal Savings Bank in Davenport, Iowa.  In 2014, Mr. Kilmer was named the Outstanding Volunteer Fundraiser by the Quad City Chapter of the Association of Fundraising Professionals, and along with his wife, Kathy, received the Bethany Homes Leadership Family of the Year Award.  In 2016, Mr. Kilmer and his wife were inducted into the Hall of Fame of the Handicapped Development Center.  We consider Mr. Kilmer to be a qualified candidate for service on the board due to his experience as the President of a successful wholesale and supply distribution business in Davenport, Iowa, one of our market areas, prior service on a bank board and his knowledge of the business community in the areas in which QCR Holdings operates.

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Donna J. Sorensen earned her undergraduate degree from Marycrest College and her Juris Doctor degree from the University of Iowa College of Law.  She has twenty years’ experience in trust and investment management serving as Executive Vice President Institutional Trust for U.S. Bank (formerly Firstar Bank) and she spent six years as President of SCI Pension Services, a pension administration and consulting company.  Ms. Sorensen has served in leadership positions on numerous nonprofit boards in the Cedar Rapids community and for the University of Iowa where she taught in the Henry B. Tippie College of Business.  She is a member of the Iowa State Bar Association.  We consider Ms. Sorensen to be a qualified candidate for service on the board due to her experience as the President of a consulting firm in Iowa City, Iowa, her prior banking and wealth management experience, and her education and training as an attorney.

Marie Z. Ziegler is a retired Vice President and Deputy Financial Officer of Deere & Company and was previously the Vice President and Treasurer.  She joined Deere & Company in 1978 as a consolidation accountant and held management positions in finance, treasury operations, strategic planning and investor and banking relations.  Ms. Ziegler is a 1978 graduate of St. Ambrose University, with a Bachelor of Arts in accounting.  She received her Certified Public Accountant designation in 1979, an MBA from the University of Iowa in 1985 and became a Board Leadership Fellow of the National Association of Corporate Directors in 2017.  Ms. Ziegler is Vice-Chair of Royal Neighbors of America and also serves as Chair of its Investment Committee.  She is vice-chair of the River Bend Food Bank.  She is Chair of Unity Point Health-Quad Cities.  She served as Chair of the Camp Liberty Capital Campaign for the Girl Scouts, Co-Chair of the Unity Point Birthplace campaign and is a past Chair of Trinity Health Enterprise. She recently joined the UnityPoint Health Board where she chairs the Investment Committee and serves on the Executive, Compensation and Venture Committees.  Ms. Ziegler is the immediate past-Chair of the Regional Development Authority and former chair of the St. Ambrose University College of Business Alumni Advisory Council.  She previously served on the following boards: United Way, John Deere Foundation, Quad Cities Community Foundation, Trinity Regional Health Systems, Trinity North Hospital/Trinity Medical Center, Mississippi Valley Girl Scout Council, Deere & Company Employees Credit Union, and University of Iowa College of Business Tippie Advisory Board. She is past-Chair of fundraising for Playcrafters Barn Theatre and a past-Chair of the Two Rivers YMCA Board of Trustees.  In 2006 Ms. Ziegler was honored with a Quad City Athena Business Women’s Award and in 2016 was an Iowa Women’s Foundation honoree.  Ms. Ziegler brings a broad knowledge of audit, risk and financial investment experience, all of which are valuable perspectives for the board. We consider Ms. Ziegler to be a qualified candidate for service on the board due primarily to the knowledge and experience regarding public companies she gained in her various roles at Deere & Company, as well as her involvement with a number of charitable organizations headquartered in communities served by QCR Holdings, providing her with business connections and extensive knowledge of our market areas.

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CORPORATE GOVERNANCE AND THE BOARD OF DIRECTORS

General

Generally, the board oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the board does not involve itself in the day-to-day operations of QCR Holdings, which is monitored by our executive officers and management. Our directors fulfill their duties and responsibilities by attending regular meetings of the full board, which are held no less frequently than quarterly. Our directors also discuss business and other matters with Mr. Helling, our Chief Executive Officer, other key executives and our principal external advisors (legal counsel, auditors and other consultants). The board is currently comprised of 12 directors. As a result of the proposed retirement of Mr. Baird, the board reduced the size of the board to 11 members effective at the 2022 Annual Meeting.

Directors Baird, Bates, Besong, Cobb, Field, Griesemer, Jacobs, Kilmer, Sorensen, and Ziegler are “independent” according to the Nasdaq listing requirements, and the board has determined that these independent directors do not have other relationships with us that prevent them from making objective, independent decisions. Directors Helling and Gipple are not “independent” because they also serve as executive officers of QCR Holdings and certain of our subsidiaries.

During 2021, the board of directors had an Audit Committee, a Risk Oversight Committee, a Nomination and Governance Committee, a Compensation Committee, and an Executive Committee. The current charters of these committees are available on our website at www.qcrh.com. Also posted on the website is general information regarding QCR Holdings and our common stock, many of our corporate polices (including our Corporate Governance Guidelines), and links to our filings with the Securities and Exchange Commission.

In 2021, a total of four meetings were held by the Board of Directors of QCR Holdings. All incumbent directors attended at least 75 percent of the meetings of the board and the committees on which they served during 2021. Although we do not have a formal policy regarding director attendance at the annual meeting, we encourage our directors to attend. Last year, all of our directors attended the virtual annual meeting.

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Committees of the Board of Directors

The composition of the board committees as of December 31, 2021 is shown in the following table:

Audit Committee. In 2021, the Audit Committee consisted of directors Bates, Cobb, Field, Kilmer, and Ziegler (until May of 2021). Each of the members is “independent” pursuant to the Nasdaq listing requirements and the regulations of the Securities and Exchange Commission. The board of directors has determined that Mr. Field qualifies as an “Audit Committee Financial Expert” as that term is defined by the regulations of the Securities and Exchange Commission. The board based this decision on his professional experience as former President and Chief Financial Officer of Deere & Company, and his educational experience, including having received a Certified Public Accountant designation.

The functions performed by the Audit Committee include, but are not limited to, the following:

•	selecting our independent auditors and pre-approving all engagements and fee arrangements;

•	reviewing the independence of the independent auditors;

•	reviewing actions by management on recommendations of the independent auditors and internal auditors;

•	meeting with management, the internal auditors and the independent auditors to review the effectiveness of our system of internal control and internal audit procedures;

•	reviewing our earnings releases and reports filed with the Securities and Exchange Commission; and

•	reviewing reports of bank regulatory agencies and monitoring management’s compliance with recommendations contained in those reports.

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To promote the independence of the audit function, the Audit Committee consults separately and jointly with the independent auditors, the internal auditors and management. The Audit Committee has adopted a written charter, which sets forth its duties and responsibilities. The current charter of the Audit Committee is available on our website at www.qcrh.com. Mr. Field serves as Chair and Mr. Cobb serves as Vice Chair of the Audit Committee. The Audit Committee met five times during 2021.

Compensation Committee. In 2021, the Compensation Committee consisted of directors Baird, Jacobs, Kilmer, Timothy B. O’Reilly (until his resignation in July of 2021), and Ziegler (beginning in May of 2021). Each of these directors is “independent” according to the Nasdaq listing requirements and a “non-employee” as defined in Section 16 of the Exchange Act. The purpose of the Compensation Committee is to determine the compensation to be paid to Mr. Helling, our Chief Executive Officer, and our other executive officers. The Compensation Committee reviews Mr. Helling’s performance and relies on Mr. Helling’s assessment of the performance of each of our other executive officers. Other members of senior management also provide the Compensation Committee with evaluations as to employee performance, guidance on establishing performance targets and objectives, and recommendations with respect to other compensation programs. The Compensation Committee also reviews and recommends to the board for approval other incentive compensation and equity compensation plans for QCR Holdings. The Compensation Committee’s responsibilities and functions are further described in its charter, which is available on our website at www.qcrh.com. Mr. Kilmer serves as Chair of the Compensation Committee. The Compensation Committee met four times during 2021.

Nomination and Governance Committee. In 2021, the Nomination and Governance Committee consisted of directors Baird, Besong, Jacobs, Sorensen, and Ziegler. Each of these directors is “independent” according to the Nasdaq listing requirements. The primary purposes of the Nomination and Governance Committee are to identify and recommend individuals to be presented to our stockholders for election or re-election to the board of directors and to review and monitor our policies, procedures and structure as they relate to corporate governance. We have adopted Corporate Governance Guidelines to assist our board in the exercise of its responsibilities. The responsibilities and functions of the committee are further described in its charter, which, along with the Corporate Governance Guidelines, is available on our website at www.qcrh.com. Ms. Sorensen serves as Chair and Mr. Besong serves as Vice Chair of the Nomination and Governance Committee. The Nomination and Governance Committee met four times during 2021.

Risk Oversight Committee. In 2021, the Risk Oversight Committee consisted of directors Bates, Besong, Cobb, Kilmer, Sorensen, and Ziegler. Each of these directors is “independent” according to the Nasdaq listing requirements. The Risk Oversight Committee is charged with being the primary board committee to actively monitor and oversee the risk management process. Additional information regarding risk oversight and the Risk Oversight Committee’s role is found on page 17 of this proxy statement. The responsibilities and functions are further described in its charter, which is available on our website at www.qcrh.com. Ms. Bates serves as Chair and Mr. Besong serves as Vice Chair of the Risk Oversight Committee. The Risk Oversight Committee met four times during 2021.

Executive Committee. The Executive Committee consisted of directors Baird (until May 2021), Bates, Field (beginning in May 2021), Helling, Kilmer, Sorensen, and Ziegler. The Executive Committee is authorized to act with the same authority as the board of directors between meetings of the board, subject to certain limitations set forth in its charter. Although this authority allows the board to act quickly on matters requiring urgency when the full board is not available to meet, it is not intended to supplant the authority of the full board. The responsibilities and functions of the Executive Committee are further described in its charter, which is available on our website at www.qcrh.com. Ms. Ziegler serves as Chair and Mr. Field serves as Vice Chair of the Executive Committee. The Executive Committee met twice during 2021.

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Consideration of Director Candidates

Director Nominations and Qualifications. For the 2022 Annual Meeting, the Nomination and Governance Committee recommended for re-election to the board three of the four incumbent directors whose terms are scheduled to expire at the 2022 Annual Meeting. Mr. Baird, a Class II director since 2010, informed the committee that he would not seek reelection for an additional term as a director of QCR Holdings, and, accordingly, the committee did not re-nominate him for election at this year’s meeting. The committee decided not to seek a new nominee for the director position being vacated, and it will reevaluate the size of the board at future meetings. The board is currently comprised of 12 directors, but, as a result of the decision of Mr. Baird to not stand for re-election at the 2022 Annual Meeting, the size of the board will be reduced to 11 members as of the date of the 2022 Annual Meeting. These nominations were approved by the full board. We did not receive any stockholder nominations for director for the 2022 Annual Meeting.

In carrying out its nominating function, the Nomination and Governance Committee has developed qualification criteria for board membership. All potential nominees for election, including incumbent directors, board nominees and those stockholder nominees included in the proxy statement are reviewed for the following attributes:

•	demonstrated integrity, ethics, reputation and character;

•	education, professional background and/or board experience relevant to the operation of QCR Holdings and service on the board;

•	evidenced leadership and sound business judgment in his or her professional life;

•	well recognized and demonstrated leadership of service to his or her community; and

•	willingness and ability to devote sufficient time to carrying out the duties and responsibilities required of a board member.

The Nomination and Governance Committee also evaluates potential nominees to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members, to determine if they meet QCR Holdings’ age eligibility requirements (a person who has reached age 72 before the date of the 2022 Annual Meeting is not eligible for election to the board) and to determine whether they are “independent” in accordance with the Nasdaq listing requirements (to ensure that at least a majority of the directors will, at all times, be independent). The Nomination and Governance Committee considers the diversity of its directors and nominees in terms of knowledge, experience, skills, expertise, and other demographics which may contribute to the board. It has not, in the past, retained any third party to assist it in identifying candidates, but it has the authority to retain a third-party firm or professional for the purpose of identifying candidates.

The Nomination and Governance Committee identifies nominees by first evaluating the current members of the board willing to continue in service whose term is scheduled to expire at the upcoming annual stockholder meeting to determine if those individuals satisfy the qualification criteria for continued membership on the board of directors. Prior to nominating an existing director for re-election to the board, it considers and reviews the following attributes with respect to each existing director:

•	board and committee attendance and performance;

•	length of board service;

•	experience, skills and contributions that the existing director brings to the board;

•	independence and any conflicts of interest; and

•	any significant change in the existing director’s status, including the attributes considered for initial board membership.

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Current members of the board who satisfy the qualification criteria described above and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the Nomination and Governance Committee or the board decides not to re-nominate a member for re-election, it would determine whether or not the position would be filled and, if so, would identify the desired skills and experience of a new nominee.

Board Diversity

In August 2021, the Securities and Exchange Commission approved amendments to the listing rules of Nasdaq relating to board diversity and disclosure. The new Nasdaq listing rule requires all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules also require Nasdaq listed companies to have, or explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+. Accordingly, we have surveyed members of our board of directors and concluded that the board is in compliance with Nasdaq’s diversity requirement. The Board Diversity Matrix below presents the board’s diversity statistics in the format prescribed by the new Nasdaq rule.

Code of Business Conduct and Ethics

We have a Code of Business Conduct and Ethics in place that applies to all of our directors and employees, and all of these individuals receive annual training. The code sets forth the standard of ethics that we expect all our directors and employees to follow, including our Chief Executive Officer and Chief Financial Officer. The code is posted on our website at www.qcrh.com. We have satisfied and intend to continue to satisfy the disclosure requirements under Item 5.05 of Form 8-K regarding any amendment to or waiver of the code with respect to our Chief Executive Officer, Chief Financial Officer, and persons performing similar functions, by posting such information on our website.

Board Leadership Structure

Since January 1, 2007, we have kept the positions of Chair of the board of directors and Chief Executive Officer separate. While our bylaws do not require our Chair and Chief Executive Officer positions to be separate, the board believes that having separate positions and having an independent outside director serve as Chair is the appropriate leadership structure for QCR Holdings at this time and demonstrates our commitment to good corporate governance. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chair to lead the board in its fundamental role of providing advice to, and exercising independent oversight of, management. We believe that having an independent Chair eliminates conflicts of interest that could arise if the positions were held by one person. In addition, this leadership structure allows the board to more effectively monitor and evaluate the performance of our Chief Executive Officer.

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Currently, Ms. Ziegler holds the position of Chair of the board of directors and Mr. Helling holds the position of Chief Executive Officer. Ms. Ziegler is “independent” according to the Nasdaq listing requirements. To further enhance the role of the independent directors on our board and consistent with the Nasdaq listing requirements, the board’s independent directors regularly meet without Messrs. Helling or Gipple in attendance.

The Board’s Role in Risk Oversight

While management is responsible for the day-to-day management of risks QCR Holdings faces, oversight of our risk management is central to the role of the board. The Risk Oversight Committee is charged with the primary responsibility for overseeing risk management functions including those relating to operational (including information technology and cyber security aspects), legal/regulatory, capital, liquidity, interest rate, reputational and strategic risks, on behalf of the board. The members of the Risk Oversight Committee discuss our risk assessment and risk management policies, provide oversight, and inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks. As noted on page 14 of this proxy statement, the Risk Oversight Committee is composed of independent directors. The Risk Oversight Committee makes regular reports to the full board.

In addition, other board committees have been assigned oversight responsibility for specific areas of risk and risk management, and each committee considers risks within their areas of responsibility. The Audit Committee is responsible for monitoring our financial reporting process and system of internal controls, including controls related to risk management. The Compensation Committee is chiefly responsible for compensation-related risks.  The members of the Compensation Committee discuss and review the key business and other risks we face and the relationship of those risks to certain compensation arrangements. This review is intended to comply with the Securities and Exchange Commission requirement to assess risks related to compensation plans and requirements of financial institution regulatory agencies (each as more fully described in the “Executive Compensation” section of this proxy statement). The subsidiary banks’ Loan Committees have primary responsibility for credit risk.  For those subsidiary banks that have fiduciary powers, the banks’ Wealth Management Committees have primary responsibility for fiduciary risk. Each of these committees receives regular reports from management regarding such risks and reports regularly to the Risk Oversight Committee or the full board concerning such risks.

Environmental, Social and Governance Matters

QCR Holdings recognizes investors’ growing interest in Environmental, Social and Governance (“ESG”) frameworks. Our company is built on relationships and integrity. We adhere to those principles in all areas of our business and in our communities and believe that meaningful ESG programs will drive shareholder value and make us a better company.

With numerous programs and activities aligned with the ESG framework, we continue to develop and enhance our long-term plan for the future. Below are some of the ways we have addressed ESG matters for the benefit of all our stakeholders.

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Environmental. We believe in responsible use of our resources with a focus on sustainability. Our 2021 environmental efforts included:

•	Facility enhancements to reduce our carbon footprint, including solar installations at three banking locations, installation of a new energy-efficient HVAC system at one banking location and ongoing LED conversions across our facilities;
•	$22.5 million in financing for solar projects and $2.9 million in Property Assessed Clean Energy (PACE) financing outstanding as of year-end 2021; and
•	1,600 trees planted through Monarch Research and Trees Forever ReLeaf programs to replace the canopy lost in the August 2020 derecho in and around the Cedar Rapids, Iowa area.

Social. We are committed to fostering and preserving a culture of diversity, equity and inclusion and supporting the communities in which we live and work. Some of our 2021 highlights include:

•	We created and filled a full-time Diversity Officer position to drive our company-wide diversity, equity and inclusion strategy;
•	Our annual employee engagement survey resulted in a strong engagement score of 81%, above the national benchmark of 74%, with an 88% employee participation rate that exceeded our corporate goal;
•	We expanded our employee benefits package to include a company-wide scholarship program for employees’ children and enhanced employee assistance program benefits;
•	We provided employee development opportunities through internal leadership development programs and our educational assistance policy;
•	Our employees volunteered nearly 16,000 hours, including 737 hours of financial literacy classes, in the communities we serve;
•	We supported non-profit organizations and community development efforts with $2.2 million in corporate sponsorships and donations; and
•	We provided $569.3 million in Community Reinvestment Act financing and investments.

Governance. We are committed to integrity in our business practices and strong corporate governance principles. Some highlights include:

•	Our board of directors includes 42% women and minorities, with women in several board leadership roles, including board chair and three committee chair positions;
•	The responsibilities of the Board’s Nomination and Governance Committee were expanded in 2021 to include ESG oversight;
•	Our Code of Business Conduct and Ethics reinforces our commitment to ethical business practices, details the fundamental principles of ethical business behavior and defines the responsibilities of all employees, officers and directors;
•	We maintain a comprehensive cyber and information security program to ensure the protection and proper disposal of company information and customers’ non-public personal information. All employees receive annual training on information security, including specific training on identity theft, phishing and social engineering; and
•	As an extension of our ESG framework, QCR Holdings is committed to the development of our human capital, as discussed in our Annual Report on Form 10-K, which is incorporated by reference.

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Share Ownership and Retention Guidelines

In order to better align the interests of our board members and management with the interests of our stockholders, our board of directors adopted share ownership guidelines in 2008. These share ownership guidelines were amended in February 2016 to clarify the ownership holding requirements for our executives.

Under these guidelines, non-employee directors of QCR Holdings are expected to achieve a share ownership level with a value equal to ten times the amount of each non-employee director’s annual cash retainer (excluding compensation for committee service) within five years of initial election as a director and maintain such ownership level so long as they serve in the position of director. For 2022, based on the one-year trailing average monthly closing stock price, the amount is 6,907 shares.

We also have share ownership guidelines for our named executive officers. The stock ownership guidelines vary by position and for Messrs. Helling and Gipple, in light of their service as board members of QCR Holdings, the amount is 30,000 shares. For all other named executive officers, based on QCR Holdings’ one-year trailing average monthly closing stock price, the amount is 5,117 shares within three years of date of hire, which must be maintained so long as they are employed in their positions with QCR Holdings and/or a subsidiary.

Currently, each QCR Holdings director and each named executive officer holds the requisite number of shares and is in compliance with the share ownership guidelines.

Stockholder Communications with the Board, Nomination and Proposal Procedures

General Communications with the Board. Stockholders may contact our board of directors by contacting Deborah M. Neyens, Corporate Secretary, at QCR Holdings, Inc., 3551 Seventh Street, Moline, Illinois 61265 or (309) 736-3584. All appropriate comments will be forwarded directly to the Chair of the board of directors. Ms. Neyens will not generally forward communications that are primarily commercial in nature or related to an improper or irrelevant topic.

Nominations of Directors. In accordance with our bylaws, a stockholder may nominate a director for election at an annual meeting of stockholders by delivering or mailing written notice of the nomination to our Corporate Secretary, at the above address, not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if we provide less than 40 days’ notice or prior public disclosure of the date of the meeting, notice by the stockholder, to be timely, must be delivered no later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. The stockholder’s notice of intention to nominate a director must include: (i) the name and address of record of the nominating stockholder; (ii) a representation that the stockholder is a record holder entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (iii) the name, age, business and residence addresses and principal occupation or employment of each nominee; (iv) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (v) any other information regarding each proposed nominee as would be required to comply with the rules and regulations set forth by the Securities and Exchange Commission; and (vi) the consent of each nominee to serve as a director of the corporation if so elected. We may request additional information after receiving the notification for the purpose of determining the proposed nominee’s eligibility to serve as a director. Persons nominated for election to the board pursuant to this paragraph will not be included in our proxy statement.

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Other Stockholder Proposals. To be considered for inclusion in our proxy statement and form of proxy for our 2023 annual meeting of stockholders, stockholder proposals must be received by our Corporate Secretary, at the above address, no later than December 7, 2022, and must otherwise comply with the notice and other provisions of our bylaws, as well as Securities and Exchange Commission rules and regulations, including Rule 14a-8 adopted under the Exchange Act. Submission of a proposal does not guarantee inclusion within our proxy statement.

In accordance with our bylaws, for proposals to be brought by a stockholder at an annual meeting, the stockholder must file a written notice of the proposal to our Corporate Secretary not less than 30 days nor more than 75 days prior to the date of the annual meeting, provided, however, that if we provide less than 40 days’ notice of the meeting, notice by the stockholder, to be timely, must be delivered no later than the close of business on the 10th day following the day on which notice of the date on which the notice of the meeting was first mailed to stockholders. The notice must set forth: (i) a brief description of the proposal and the reasons for conducting such business at the meeting; (ii) the name and address of the proposing stockholder; (iii) the number of shares of the corporation’s common stock beneficially owned by the stockholder on the date of the notice; and (iv) any financial or other interest of the stockholder in the proposal. Stockholder proposals submitted under these procedures will not be included in our proxy statement.

Our Executive Management Team

Our management officers and subsidiary bank leaders consist of Larry J. Helling, Todd A. Gipple, both of whom are also directors of QCR Holdings, as well as John H. Anderson, Monte C. McNew, Kurt A. Gibson, Anne E. Howard, James D. Klein, and Dana L. Nichols.

Mr. Helling (age 66) was appointed Chief Executive Officer of QCR Holdings in May 2019, and he previously served as President and Chief Executive Officer of Cedar Rapids Bank and Trust since 2001. Mr. Gipple (age 58) was appointed President of QCR Holdings in May 2019 and he has served as Chief Operating Officer and Chief Financial Officer since 2008. He previously served as Executive Vice President and Chief Financial Officer since 2000. Mr. Anderson (age 57) has served as Chief Executive Officer of Quad City Bank and Trust since 2007. He previously served as President since May 2020 and Senior Vice President, Business Development since 1998. Mr. McNew (age 49) was appointed Chief Executive Officer of Guaranty Bank in April 2022. He previously served as Chief Executive Officer and President of Springfield First Community Bank since February 2021, as President since 2018, and as Executive Vice President, Commercial Lending since 2014. Mr. Gibson (age 54) has served as President and Chief Executive Officer of Community State Bank since 2018, and he previously served as President since 2017. Ms. Howard (age 43) has served as Senior Vice President, Director of Human Resources since 2017, and she previously served as HR Manger since 2009. Mr. Klein (age 48) has served as President of Cedar Rapids Bank & Trust since 2019, and he previously served as Chief Lending Officer since 2014 and Senior Vice President, Retail Banking since 2010. Mr. Nichols (age 61) was appointed Executive Vice President, Chief Lending Officer in May 2019, and he previously served as Executive Vice President, Chief Credit Officer since 2015, Executive Vice President, Chief Lending Officer of Cedar Rapids Bank and Trust since 2010 and Senior Vice President, Commercial Lending of Cedar Rapids Bank and Trust since 2001.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information regarding our common stock beneficially owned on March 24, 2022, by each director, by each director nominee, by each named executive officer named in the summary compensation table, by persons who are the beneficial owners of more than 5% of our common stock and by all directors and executive officers of QCR Holdings as a group. Beneficial ownership has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if he or she has voting power or investment power in respect of such securities or has the right to acquire beneficial ownership of securities within 60 days of March 24, 2022.

Name of Stockholder and Number of Persons in Group	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Directors and Named Executive Officers
John H. Anderson	40,859(2)	*
Patrick S. Baird	85,521(3)	*
Mary Kay Bates	3,695(4)	*
John-Paul E. Besong	5,990(5)	*
Brent R. Cobb	23,282(6)	*
James M. Field	4,592(7)	*
Todd A. Gipple	86,004(8)	*
John F. Griesemer	0	*
Larry J. Helling	118,143(9)	*
Elizabeth S. Jacobs	2,090(10)	*
Mark C. Kilmer	107,387(11)	*
Monte C. McNew	3,250(12)	*
Dana L. Nichols	29,888(13)	*
Donna J. Sorensen	29,585(14)	*
Marie Z. Ziegler	47,970(15)	*
All directors and executive officers as a group (18 persons)	603,081(16)	3.8%
5% Stockholder
BlackRock, Inc., 55 East 52nd Street, New York, NY 10055	1,210,673(17)	7.7%

*       Less than 1%.

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(1)	Amounts reported include shares held directly, including certain shares subject to options, as well as shares held in retirement accounts, by certain members of the named individuals’ families or held by trusts of which the named individual is a trustee or substantial beneficiary. Inclusion of shares shall not constitute an admission of beneficial ownership or voting or investment power over included shares. The nature of beneficial ownership for shares listed in this table is sole voting and investment power, except as set forth in the following footnotes.

(2)	Includes 1,389 shares subject to options which are presently exercisable or exercisable within 60 days of March 24, 2022. Also includes 37,095 shares in the 401(k) Plan, over which Mr. Anderson has shared voting and investment power.

(3)	Includes 54,856 shares held jointly by Mr. Baird and his spouse and 30,665 shares held in a trust, over which he has shared voting and investment power.

(4)	Includes 2,592 shares held in a trust, over which Ms. Bates has shared voting and investment power.

(5)	Includes 4,129 shares held in a trust, over which Mr. Besong has shared voting and investment power.

(6)	Includes 1,875 shares held in a trust, over which Mr. Cobb has shared voting and investment power.

(7)	Includes 1,565 shares held in a trust, over which Mr. Field has shared voting and investment power.

(8)	Includes 35,515 shares subject to options which are presently exercisable or exercisable within 60 days of March 24, 2022. Also includes 6,551 shares held in the 401(k) Plan, 1,199 shares held in an IRA account, 2,000 shares held by Mr. Gipple’s spouse, and 696 shares held in a trust, over which he has shared voting and investment power.

(9)	Includes 36,291 shares subject to options which are presently exercisable or exercisable within 60 days of March 24, 2022. Also includes 20,095 shares held in the 401(k) Plan, 36,450 shares held in an IRA account, and 4,356 shares held in a trust, over which Mr. Helling has shared voting and investment power.

(10)	Includes 1,194 shares held in a trust, over which Ms. Jacobs has shared voting and investment power.

(11)	Includes 17,887 shares held by Mr. Kilmer’s spouse or children, 38,890 shares held in a trust, 6,172 shares held by a corporation and 3,375 shares held in an IRA account, over which he has shared voting and investment power.

(12)	Includes 833 shares in the 401(k) Plan, over which Mr. McNew has shared voting and investment power.

(13)	Includes 7,812 shares subject to options which are presently exercisable or exercisable within 60 days of March 24, 2022. Also includes 3,560 shares held in the 401(k) Plan and 15,000 shares held in an IRA account, over which Mr. Nichols has shared voting and investment power.

(14)	Includes 7,907 shares held jointly and 21,678 shares held in a trust, over which Ms. Sorensen has shared voting and investment power.

(15)	Includes 200 shares held by Ms. Ziegler’s spouse and 19,281 shares held in a trust, over which she has shared voting and investment power.

(16)	Includes 81,182 shares subject to options which are presently exercisable or exercisable within 60 days of March 24, 2022 and excludes 687 option shares not presently exercisable.

(17)	Includes shares held by BlackRock Life Limited, BlackRock Advisors, LLC, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Institutional Trust Company, National Association, BlackRock Asset Management Ireland Limited, BlackRock Financial Management, Inc., BlackRock Asset Management Schweiz AG, BlackRock Investment Management, LLC, BlackRock Investment Management (UK) Limited, BlackRock Asset Management Canada Limited, and BlackRock Fund Managers Ltd. as reported in a Schedule 13G filed with the Securities and Exchange Commission on February 1, 2022.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides information about our compensation objectives and policies for our named executive officers and explains the structure and rationale of the various compensation elements. For purposes of the CD&A and the compensation tables that follow, our named executive officers in 2021 were Larry J. Helling, Todd A. Gipple, John H. Anderson, Monte C. McNew and Dana L. Nichols. Our CD&A is organized as follows:

•	Overview and Executive Summary. Background context and highlights provide context for the disclosures in the CD&A.

•	Objectives of Our Compensation Program. The objectives of our executive compensation program are based on our business model and the competitive pressures we face in attracting and retaining executive talent. We structure our executive compensation program to attract, motivate and retain outstanding executives who lead QCR Holdings in creating sustained long-term value for our stockholders.

•	Elements of Compensation. The key components of our compensation program are base salary, annual bonus and equity awards, with an emphasis on tying executive compensation to performance.

•	Compensation Process. Our executive compensation program is regularly reviewed internally and externally to ensure that proper risk-mitigating procedures and protocols are in place.

•	Analysis of 2021 Compensation. Decisions about 2021 compensation are analyzed and explained in the context of our compensation objectives and performance.

•	Regulatory Considerations. We describe the impact of guidance established by the Federal Deposit Insurance Corporation and other bank regulatory agencies, in addition to various other regulatory requirements, on our decisions regarding our executive compensation.

•	Share Ownership and Retention Guidelines. Our named executive officers maintain a significant equity interest in QCR Holdings pursuant to our ownership and retention guidelines.

•	Insider Trading Policy. QCR Holdings has an insider trading policy that is applicable to our named executive officers.

Overview and Executive Summary

Business Overview

QCR Holdings, through its subsidiary banks, provides lending, deposit, and trust and other wealth management services for individuals and businesses. We offer competitive commercial and personal banking products and are committed to providing superior customer service. We place a high priority on community service and are actively involved with many civic and community projects in the communities where we conduct business. We operate in an intensely competitive and uncertain business environment. From a business perspective, not only do we compete with numerous companies in our markets for clients, but we also compete with many different types and sizes of organizations for senior leadership capable of executing our business strategies. Among other challenges, our business model requires experienced leaders with banking and operational expertise who are capable of taking on high levels of personal responsibility in an ever-evolving banking industry and economy.

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Financial Overview

QCR Holdings achieved record net income for 2021.  We reported net income of $98.9 million for the year ended December 31, 2021 and diluted earnings per share (“EPS”) of $6.20. For the same period in 2020 and 2019, we reported net income of $60.6 million and $57.4 million, and diluted EPS of $3.80 and $3.60, respectively. The year ended December 31, 2021 was highlighted by several significant items, including noninterest income of $100.4 million for the year; loan and lease growth of 16.9% for the year, excluding Paycheck Protection Program loans (non-GAAP), core deposit growth of 7.2% for the year; and nonperforming assets improved by 80% for the year and represented only 0.05% of total assets as of December 31, 2021.

Overview of Our Executive Compensation Program

QCR Holdings is committed to paying for performance. This commitment is reflected by the significant amount of our named executive officers’ total compensation that is provided through performance-based components. Our executive compensation program evolves and is adjusted over time to support the business goals of QCR Holdings and to promote both near- and long-term profitable growth. Total compensation for each named executive officer varies based upon corporate and, when applicable, individual performance in achieving financial and nonfinancial objectives.

Say-on-Pay

At the QCR Holdings 2021 annual meeting, our stockholders approved, on an advisory basis, the executive compensation of our named executive officers as disclosed in the 2021 proxy statement, with over 97% of the shares represented by stockholders present in person or represented by proxy at the annual meeting voting “for” such approval. QCR Holdings, the board and the Compensation Committee pay careful attention to the say-on-pay vote and communications received from stockholders regarding executive compensation, and we believe the vote reflects stockholders’ support of our compensation philosophy and the manner in which we compensate our named executive officers. The Compensation Committee considered the results of the advisory vote as one of many factors in making 2021 compensation decisions and will continue to do so as it continually reviews our compensation program and practices to ensure they continue to support our business strategy and align with stockholders’ interests.

Objectives of Our Compensation Program

The goal of our compensation program is to attract, motivate and retain outstanding employees who provide excellent service to our clients while balancing short- and long-term performance to create sustained long-term value for our investors. Our compensation program for executives is based in large part on our business needs and challenges in creating stockholder value. To support the achievement of our business strategies and goals, we strive to:

•	Pay for performance;

•	Tie equity compensation to long-term value creation for our stockholders;

•	Align executives’ financial interests with those of our stockholders;

•	Support QCR Holdings’ values, strategy and development of employees;

•	Foster a team approach among top executives;

•	Attract, retain and align leaders capable of delivering superior business results;

•	Provide competitive cash compensation and benefit opportunities;

•	Adhere to the highest legal and ethical standards; and

•	Manage our compensation program in light of risks to the organization.

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Elements of Compensation

Our executive compensation program consists of several elements, each with an objective that fits into our overall compensation program. The following overview explains the structure and rationale of the elements of compensation used for 2021.

Base Salary

Cash salaries are intended to be competitive with the market and reflect the individual’s experience, performance, responsibilities, and contribution to QCR Holdings. The salaries are intended to offer each executive security and to allow QCR Holdings to maintain a stable management team and environment. The Compensation Committee reviews the salaries of the named executive officers annually. The Compensation Committee uses its own judgment, as well as its independent compensation consultant’s expertise, when determining the positioning of each executive’s salary compared to the competitive marketplace and also considers internal equity with other employees.

Annual Cash Incentive Bonus

Annual cash incentive bonuses are an important piece of total compensation for our named executive officers as they support and encourage the achievement of our business goals and strategies by tying a meaningful portion of cash compensation to financial results for the year as compared to internal and external standards. The Compensation Committee believes the named executive officers should have a significant portion of their total compensation packages contingent on annual performance, and therefore a significant portion of compensation is made available through an annual cash incentive program. Maximum bonus opportunities are capped to discourage both excessive risk-taking and to avoid a focus on maximizing short-term results at the expense of long-term soundness. In addition, net income in excess of 25% of budgeted net income is required for any bonuses to be paid to our named executive officers.

Under the program, the Compensation Committee established measurable goals for each named executive officer at the beginning of 2021. These goals focus primarily on net income and other financial performance measures. Following the Compensation Committee’s review of quantitative and qualitative analyses and calculations at the beginning of 2022, the Compensation Committee determined the amount of annual bonuses for the named executive officers for 2021, based upon the attainment of goals established in early 2021.

Long-Term Stock Incentives

Equity compensation is the other key element of compensation for our named executive officers. We use several types of long-term incentive awards to drive the creation of long-term value for our stockholders, to attract and retain executives capable of effectively executing our business strategies, and to structure compensation to account for the time horizons of risks. Our equity compensation practices support the achievement of many of our key compensation objectives, including:

•	Tying pay to performance by linking compensation to stockholder value creation;

•	Aligning executives’ interests with those of our stockholders;

•	Attracting executives committed to building long-term value for our stockholders, by including equity compensation as an element of competitive pay packages for executives; and

•	Retaining and rewarding executives for continued service, by maintaining multi-year vesting periods.

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Equity Incentive Plans. Currently, all equity awards are made under our 2016 Equity Incentive Plan (the “2016 Equity Plan”), which our stockholders approved in 2016. Initially, 400,000 shares were authorized for issuance under the plan, in addition to shares remaining available for issuance under our prior equity plans. As of December 31, 2021, there were 132,375 remaining shares available for issuance. The 2016 Equity Plan provides for the issuance of nonqualified stock options, restricted stock, stock appreciation rights and other stock and cash-based awards.

The 2016 Equity Plan allows for accelerated vesting of outstanding awards held by participants, including our named executive officers, in certain circumstances. Unless provided otherwise in the agreements setting forth the terms of the award, vesting will accelerate upon a “change in control” of QCR Holdings (as defined in the 2016 Equity Plan) if the awards are not assumed or otherwise equitably converted into comparable awards by the acquiring company. If the awards are assumed by the acquirer and a participant’s employment is terminated without “cause” or a participant resigns for “good reason,” the participant’s awards will become vested. This is what is known as a “double trigger” approach, as compared to a “single trigger” approach which provides for vesting solely upon a change in control (without a termination of employment). We use the double trigger approach for our equity awards because we believe it provides adequate employment protection while reducing, for the stockholders’ benefit, potential transaction costs associated with the awards. In addition, the award agreements generally provide that vesting will accelerate upon the participant’s disability or death.

Employee Stock Purchase Plan. Our stockholders approved the QCR Holdings Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to be effective in 2003, and they approved an amended and restated plan in 2012. The plan is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). The Employee Stock Purchase Plan allows employees of QCR Holdings and its subsidiaries to purchase shares of common stock. Effective January 1, 2019, the purchase price for a share changed from 90% to 85% of the fair market value, as of the beginning of the Offering Period or the Purchase Date, whichever is lower, as defined in the Employee Stock Purchase Plan. Currently, the maximum percentage that any one participant can elect to contribute to the Employee Stock Purchase Plan for purchase of shares is 15% of compensation, up to a maximum of $25,000. During 2021, our employees purchased 30,543 shares under the Employee Stock Purchase Plan. The Board of Directors of QCR Holdings adopted the QCR Holdings, Inc. 2022 Employee Stock Purchase Plan on February 16, 2022, subject to shareholder approval. The 2022 Employee Stock Purchase Plan will be submitted to our shareholders for approval at the 2022 Annual Meeting. See “Proposal 3: Approval of the QCR Holdings, Inc. 2022 Employee Stock Purchase Plan” herein.

Retirement Benefits

QCR Holdings 401(k)/Profit Sharing Plan. QCR Holdings sponsors a tax-qualified profit sharing plan qualified under Section 401(k) of the Code (the “401(k) Plan”). All employees are eligible to participate. Pursuant to the 401(k) Plan, QCR Holdings matches 100% of the first 3% of employee contributions and 50% of the next 3% of employee contributions, up to a maximum of 4.5% of an employee’s compensation. Although QCR Holdings may make additional contributions to the 401(k) Plan at its discretion, which are allocated to the accounts of participants based on relative compensation, there were no discretionary contributions made to the 401(k) Plan for the 2021 plan year. Contributions under the 401(k) Plan for the benefit of our named executive officers are reflected in the Summary Compensation Table of this proxy statement.

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Deferred Compensation

Non-Qualified Supplemental Executive Retirement Program. QCR Holdings maintains a Non-Qualified Supplemental Executive Retirement Plan (“SERP”) for certain of the named executive officers, including Messrs. Helling, Gipple and Anderson. The Compensation Committee believes the SERP is an important component of compensation that helps maintain a stable, committed and qualified team of key executives while also protecting QCR Holdings and our stockholders through certain retention and non-competition provisions.

Under their SERP agreements, Messrs. Helling and Gipple will receive a supplemental retirement benefit in an annual pre-tax amount equal to 2.5% for each year of credited full-time service prior to attainment of age 65 (not to exceed 40 years), multiplied by the executive’s average annual base salary plus cash bonus for the three most recently completed plan years prior to retirement, subject to a maximum of 70% of average compensation. The retirement benefit will be reduced by any contributions made by QCR Holdings, plus earnings under the 401(k) Plan and other deferred compensation plans. Each executive is eligible for the SERP benefit if he retires after attaining age 55 with at least 10 years of service. Assuming the executives retire on or after attaining age 55 and based on salaries and cash bonuses paid for 2021, we estimate that we will owe the following annual amounts upon their respective retirements: Mr. Helling, $208,902; and Mr. Gipple, $261,423.

Under his SERP agreement, Mr. Anderson will receive a SERP benefit that varies depending upon the executive’s age at retirement, ranging from $20,000 per year following a retirement after attainment of age 55 but before attainment of age 56, to $84,000 per year following a retirement on or after attainment of 65.

These SERP benefits will generally be paid in 180 monthly installments. The SERP agreements also provide for the payment of a survivor’s benefit to the executive’s beneficiary upon the executive’s death.

Non-Qualified Deferred Compensation Plan Agreements. QCR Holdings has entered into non-qualified deferred compensation plan agreements with certain of the named executive officers. These plan agreements enable executives to save for retirement by deferring a portion of their annual salaries and bonuses under a voluntary, non-qualified deferred compensation plan. QCR Holdings matches these deferrals up to certain maximum amounts, and interest is earned at the prime rate subject to certain floor and cap rates, as follows:

	Deferred Compensation Plan Agreements
Executive	2021 Executive Contributions	2021 QCR Holdings Matching Contributions	Interest Rate Floor and Cap
Larry J. Helling	$50,000	$25,000	8.0% - 10.0%
Todd A. Gipple	$20,000	$20,000	6.0% - 12.0%
John H. Anderson	$25,000	$10,000	4.0% - 8.0%
Dana L. Nichols	$53,964	$35,977	4.0% - 8.0%

Other than Mr. Gipple, the participating executives will receive their existing account balances upon a termination in connection with a change in control. Mr. Gipple will receive the greater of his existing account balance or a guaranteed minimum amount of $1,288,000. The agreements also provide for the payment of a survivor’s benefit to the executive’s beneficiary upon the executive’s death. Mr. McNew did not participate in the non-qualified deferred compensation plan.

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Consistent with Code requirements, the SERP and non-qualified deferred compensation plan agreements are “unfunded” general contractual obligations of QCR Holdings subject to the claims of our creditors. If QCR Holdings were to become insolvent, the participants would be unsecured general creditors of QCR Holdings. The Compensation Committee believes this form of “at risk” compensation helps align the interests of plan participants with the long-term interests of QCR Holdings, its debt holders and its stockholders.

Deferred Income Plans. Stockholders approved the 1997 Deferred Income Plan and 2005 Deferred Income Plan to enable directors and selected key officers of QCR Holdings and its related companies, to elect to defer all or a portion of the fees and cash compensation payable to them for their service as directors or employees. The plan then purchases shares of QCR Holdings common stock at market value, which are held in a rabbi trust associated with the plans. Messrs. Helling and Gipple were participants in the plan until 2005.

Perquisites and Other Benefits

The named executive officers participate in QCR Holdings’ broad-based employee benefit plans, such as medical, dental, disability and life insurance programs, under the same terms as other eligible employees. Each named executive officer other than Mr. McNew also receives an automobile allowance. Messrs. Anderson, McNew and Nichols receive payments for a country club membership. In addition, QCR Holdings pays for tax planning and preparation services for Messrs. Helling and Gipple. The value of the perquisites provided by or paid for by QCR Holdings is reflected in the Summary Compensation Table in this proxy statement and is comparable to perquisites offered at other bank holding companies.

Employment Agreements

We have employment agreements with each of our named executive officers. We believe employment agreements help us recruit and retain executives with the experience, skills, knowledge, and background needed to achieve our business goals and strategy and also provide certain protections to QCR Holdings and our stockholders by including confidentiality, non-competition, and non-solicitation covenants. The employment agreements are discussed beginning on page 43 of this proxy statement under the heading Potential Payments upon Termination or Change in Control.

Compensation Process

The Compensation Committee has broad discretion in overseeing our compensation program. It reviews each element of compensation for each of our named executive officers at least once each year and makes a final determination regarding any adjustments to the current compensation structure and levels after considering a number of factors. When reviewing compensation, the Compensation Committee takes into account the scope of each named executive officer’s responsibilities, performance and experience, as well as competitive compensation levels. During the annual review process, the Compensation Committee also reviews our full-year financial results against other banking organizations and reviews the structure of our compensation program relative to sound risk management.

The Committee’s primary considerations when making executive compensation decisions are:

•	Key financial measurements, which reflect our ultimate goal of value creation for our stockholders;

•	Strategic initiatives related to our business;

•	Achievement of specific operational goals relating to each executive’s area of oversight;

•	Compensation of other QCR Holdings executives; and

•	Compensation of peer group executives.

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Consulting Assistance

Under its charter, the Compensation Committee has the authority to retain its own compensation consultants. Since June 2015, the Compensation Committee has retained Frederic W. Cook & Co., Inc. (“FWC”) as its compensation consultant to provide it with independent analysis and advice about executive compensation-related matters, including a review of the compensation program actions recommended by management, reviewing the chosen peer group and survey data for competitive comparisons and advising it on best practices and ideas for board governance of executive compensation. FWC reports directly to the Compensation Committee, and management has not retained its own compensation consultant. The Compensation Committee has conducted an inquiry and assessment with respect to FWC, including the factors relating to independence specified in Nasdaq listing requirements, and determined that it is independent of management and has no conflicts of interest in acting as a compensation consultant to the Compensation Committee.

Role of Executive Officers

As requested by the Compensation Committee, select members of management facilitate the Committee’s consideration of compensation for our named executive officers by providing information for the Committee’s review. Mr. Helling provides background and recommendations with respect to each of the other named executive officers. Mr. Helling is not present for the discussion or determination of his compensation. Information considered by the Compensation Committee includes, among other items, financial results and analysis, performance evaluations, compensation provided to our named executive officers, technical and regulatory considerations, and input on program design and possible modifications.

Peer Group

Market pay levels and practices are one of many factors we consider in setting executive pay levels and designing the compensation program. Information on pay levels and practices is gathered for a group of publicly traded companies selected based on their business focus, scope and location of operations, size and other considerations. The Compensation Committee reviews and evaluates the membership of the peer group on an annual basis. For 2021, FWC and management jointly presented the peer group of the 15 financial institutions listed below, which after substantial review and consideration, the Compensation Committee approved.

Community Trust Bancorp	German American Bancorp	Mercantile Bank Corporation
Enterprise Financial Services	Great Southern Bancorp	Midland States Bancorp
First Busey Corporation	Horizon Bancorp	MidWestOne Financial
First Financial Corporation	1st Source Corporation	National Bank Holdings Corporation
First Mid-Illinois Bancshares	Lakeland Financial Corporation	Stock Yards Bancorp

The companies in the peer group have a median asset size of $6.1 billion (as of June 30, 2021), ranging from approximately $4.8 billion to $12.4 billion. QCR Holdings is currently $6.1 billion in total assets as of December 31, 2021. In addition to asset size, other factors considered in selecting peers included geography, complexity of the organization and similarity of business lines and services and products offered to those of QCR Holdings. We believe the peers selected are a diverse group of financial institutions that provide the necessary breadth to be meaningful in evaluating the named executive officers’ compensation. FWC summarized and provided the Compensation Committee with market data relating to base salaries, annual cash incentive bonuses, long term stock incentives and total compensation. The Compensation Committee considered this information, together with other factors discussed below, in determining the compensation for our named executive officers.

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Analysis of 2021 Compensation

Consistent with our philosophy of linking compensation to performance, the compensation for our named executive officers in 2021 was based, in part, on our business results in 2021. This section discusses the compensation actions that were taken in 2021 for our named executive officers, as detailed below.

Base Salary

Salaries for our named executive officers for 2021 and 2022 are as follows:

Executive	2021 Salary	2022 Salary
Larry J. Helling	$366,894	$416,894
Todd A. Gipple	$340,680	$354,307
John H. Anderson	$262,038	$272,520
Monte C. McNew	$244,800	$254,592
Dana L. Nichols	$220,626	$229,451

Due to the effect that the COVID-19 pandemic may have had on the 2021 business results, the Compensation Committee did not increase salaries for the named executive officers for 2021 until July 2021, instead of its normal January timeframe.

Annual Incentive Bonus

On an annual basis, the Compensation Committee approves targets applicable to annual incentive bonus awards for our named executive officers. At the beginning of 2021, the Compensation Committee set threshold, target and maximum award opportunities as a percentage of salary for each of our named executive officers based on that individual’s position and competitive market data for similar positions. The 2021 awards for our named executive officers were contingent primarily on performance relative to goals for net income and other financial performance measures and objectives aligned with those of QCR Holdings’ stockholders. The performance criteria were weighted to reflect QCR Holdings’ strategic objectives. The Compensation Committee also has the discretion to include individual performance goals for the named executive officers, including entity-level goals for subsidiaries within their oversight, consistent with QCR Holdings’ 2021 strategic objectives and their specific roles. For 2021 earned annual incentive bonuses, corporate goals were weighted 100%. As noted above, our named executive officers would not have been eligible to receive an annual incentive bonus had QCR Holdings’ net income not exceeded 25% of budgeted net income.

For 2021, threshold, target and maximum annual incentive bonus levels were as follows (stated as a percentage of base salary):

Executive	Threshold	Target	Maximum
Larry J. Helling	45.0%	90.0%	135.0%
Todd A. Gipple	40.0%	80.0%	120.0%
John H. Anderson	25.0%	50.0%	75.0%
Monte C. McNew	17.5%	35.0%	52.5%
Dana L. Nichols	25.0%	50.0%	75.0%

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Larry J. Helling and Todd A. Gipple. The Compensation Committee established the following corporate goals for Messrs. Helling and Gipple:

Corporate Goals	Goal Weight	Threshold	Target	Maximum	Actual
QCR Holdings net income	80%	$61.7M	$68.7M	$72.2M	$98.9M
QCR Holdings NPAs to total assets	20%	1.00%	.75%	.50%	.05%

John H. Anderson. The Compensation Committee established the following corporate goals for Mr. Anderson:

Corporate Goals	Goal Weight	Threshold	Target	Maximum	Actual
QCR Holdings net income	30%	$61.7M	$68.7M	$72.2M	$98.9M
Quad City Bank and Trust net income	30%	$19.4M	$21.6M	$22.7M	$26.8M
Quad City Bank and Trust core loan growth	15%	$0M	$20.7M	$41.4M	$10.2M
Quad City Bank and Trust noninterest income	15%	$12.6K	$14.8K	$16.2K	$15.0M
Quad City Bank and Trust NPAs to total assets	10%	1.00%	.75%	.50%	.01%

Monte C. McNew. The Compensation Committee established the following corporate goals for Mr. McNew:

Corporate Goals	Goal Weight	Threshold	Target	Maximum	Actual
QCR Holdings net income	30%	$61.7M	$68.7M	$72.2M	$98.9M
Springfield First Community Bank net income	30%	$8.8M	$9.8M	$10.8M	$14.6M
Springfield First Community Bank core loan growth	15%	$0M	$11.8M	$23.5M	<$1.0M
Springfield First Community Bank noninterest income	15%	$7.4K	$8.8K	$9.6K	$8.9M
Springfield First Community Bank NPAs to total assets	10%	1.00%	.75%	.50%	0.00%

Dana L. Nichols. The Compensation Committee established the following corporate goals for Mr. Nichols:

Corporate Goals	Goal Weight	Threshold	Target	Maximum	Actual
QCR Holdings net income	40%	$61.7M	$68.7M	$72.2M	$98.9M
Community State Bank net income	25%	$7.5M	$8.3M	$9.2M	$12.8M
m2 Equipment Finance net income	20%	$3.1M	$3.5M	$3.8M	$7.8M
Community State Bank noninterest income	15%	$5.1K	$6.0K	$6.7K	$5.6M

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After considering the weighting of all criteria and the resulting performance of QCR Holdings and the named executive officers, the Compensation Committee determined the actual annual cash incentive bonuses for 2021 as shown in the table below (as a percentage of base salary):

Executive	Target Award	Corporate Goals	Individual Goals	Actual Award
Larry J. Helling	90.0%	135.0%	0.0%	135.0%
Todd A. Gipple	80.0%	120.0%	0.0%	120.0%
John H. Anderson	50.0%	60.7%	0.0%	60.7%
Monte C. McNew	30.0%	45.0%	0.0%	45.0%
Dana L. Nichols	50.0%	69.4%	0.0%	69.4%

Long-Term Stock Incentives

For 2021, the Compensation Committee targeted equity award values between 16% and 40% of salary for each named executive officer. The table below reflects the target awards and the actual grants awarded in March 2022 based upon the executive’s performance in 2021. Actual awards were granted in the form of restricted stock units subject to a four-year vesting schedule, with equal portions vesting on each anniversary of the grant date.

	2021 Performance-Based Equity Incentive Plan (Grant Value of Restricted Stock Unit Awards as a Percentage of Salary)
Executive	2021 Target	2021 Award
Larry J. Helling	40.0%	60.0%
Todd A. Gipple	35.0%	52.5%
John H. Anderson	30.0%	36.4%
Monte C. McNew	16.0%	20.6%
Dana L. Nichols	30.0%	41.6%

Additionally, the Compensation Committee reviews talent retention on an ongoing basis.  In connection with the retirement of former President and Chief Executive Officer Douglas M. Hultquist in 2019, QCR Holdings wished to ensure the retention of executives with strong performance who are key to our future success.    Based on this review, Messrs. Helling, Gipple and Anderson received a grant of performance awards in connection with entering their new employment agreements, with total fair market values summarized in the table below:

Named Executive Officer	Intended Total Fair Market Value
Larry J. Helling	$500,000
Todd A. Gipple	$500,000
John H. Anderson	$250,000

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These performance awards are granted in annual tranches with several annual net income goals because this metric resonates strongly with our stockholders.  The net income-based tranche of the 2021 performance shares was tied to achievement of our 2021 net income goal and is disclosed in our Summary Compensation Table and Grants of Plan Based Awards Table.  Future tranches will be tied to net income goals in 2022 and onward and will be disclosed in future years.  Our Compensation Committee has determined that an annual net income goal, with a multi-year service period component, is the most appropriate metric due to an uncertainty of factors influencing our business, including factors such as potential future company growth through acquisitions and interest rate changes.  The awards are subject to continued employment through the date our Compensation Committee certifies performance achievement.  These awards are described in the employment agreements beginning on page 43 of this proxy statement under the heading Potential Payments upon Termination or Change in Control.

Regulatory Considerations

As a publicly traded financial institution, QCR Holdings must comply with multiple layers of regulations when considering and implementing compensation decisions. Although these regulations do not set specific parameters within which compensation decisions must be made, they do require QCR Holdings and the Compensation Committee be mindful of the risks associated with a compensation program designed to incentivize superior performance.

The Compensation Committee believes that its regular, overall assessment of the compensation plans, program and arrangements established for the named executive officers includes a sensible, responsible approach toward balancing risks and rewarding reasonable, but not necessarily easily attainable, goals. The Compensation Committee also believes that QCR Holdings has adequate policies and procedures in place to balance and control any risk-taking that may be incentivized by the employee compensation plans. The Compensation Committee further believes that such policies and procedures will work to limit the risk that any employee would manipulate reported earnings in an effort to enhance his or her compensation.

When making decisions about executive compensation, in addition to the above, we also consider the impact of other regulatory provisions, including: Code Section 162(m) as in effect for 2021, which may limit the tax deductibility of certain compensation; Code Section 409A, regarding nonqualified deferred compensation; and Code Section 280G, regarding excise taxes and deduction limitations on golden parachute payments made in connection with a change in control. We also consider how various elements of compensation will impact our financial results. For example, we consider the impact of FASB ASC Topic 718, which requires us to recognize the compensation cost of grants of equity awards based upon the grant date fair value of those awards.

Insider Trading Policy

QCR Holdings has an insider trading policy that permits open market transactions in QCR Holdings stock beginning two trading days following the date of public disclosure of the financial results each fiscal quarter until two weeks before the end of the next fiscal quarter. In addition, our named executive officers may purchase QCR Holdings common stock through payroll deductions under our 401(k) Plan and Employee Stock Purchase Plan. Changes to certain elections under the 401(k) Plan and Employee Stock Purchase Plan may only be made during the period when open market transactions are permitted. All our named executive officers are currently in compliance with this policy.

Anti-Hedging Policy

The insider trading policy includes provisions that prohibit all employees and directors from entering into hedging transactions involving QCR Holdings securities. This prohibition includes the direct or indirect purchase or use of stock options, prepaid variable forward contracts, equity swaps, collars, exchange funds or any other instruments designed to hedge or offset any decrease in the market value of QCR Holdings securities. To our knowledge, none of our officers or directors has entered into a hedging transaction involving QCR Holdings stock in violation of this prohibition.

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Anti-Pledging Policy

The insider trading policy also includes provisions that prohibit our directors and executive officers from pledging QCR Holdings securities without the prior approval of the Nomination and Governance Committee. To our knowledge, none of our officers or directors has pledged his or her stock in violation of this policy.

Clawback Policy

In the event of a material restatement of QCR Holdings’ financial results, other than a restatement due to changes in accounting principles or applicable law or interpretations thereof, the board will review the facts and circumstance that led to the requirement for the restatement and will take such actions, including clawback, as it deems necessary or appropriate. The board will consider whether any named executive officer received cash or equity compensation based on the original financial statements because it appeared that he achieved financial performance targets which in fact were not achieved based on the restatement. The board will also consider the accountability of any named executive officer whose acts or omissions were responsible in whole or in part for the events that led to the restatement and whether such acts or omissions constituted misconduct.

In addition, the clawback provision of the Sarbanes-Oxley Act of 2002 also applies to Messrs. Helling and Gipple. This provision provides that if QCR Holdings is required to restate its financials as a result of misconduct, Messrs. Helling and Gipple are required to reimburse QCR Holdings for bonuses or other incentive-based or equity-based compensation and profits realized in the 12 months after the financial information was first publicly issued or filed with the Securities and Exchange Commission.

Share Ownership and Retention Guidelines

We believe our named executive officers and nonemployee directors should have a significant equity interest in QCR Holdings. To promote such equity ownership and further align the interests of our executives and directors with our stockholders, we maintain share retention and ownership guidelines that require our named executive officers and our directors to hold shares of common stock of QCR Holdings that are described on page 19 of this proxy statement. Until an individual’s stock ownership guideline is met, an executive’s annual incentive and the director’s fees will be paid solely in shares of QCR Holdings common stock (net of required withholding). The guidelines are subject to periodic review by the Compensation Committee and compliance is monitored on an annual basis.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and approved the Compensation Discussion and Analysis contained in this proxy statement with management. Based on discussion with management, the Compensation Committee recommended that the board of directors approve and include the Compensation Discussion and Analysis in this proxy statement.

Compensation Committee:

Patrick S. Baird	Mark C. Kilmer

Elizabeth S. Jacobs	Marie Z. Ziegler

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 and shall not otherwise be deemed filed under such acts.

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Summary of Compensation Paid to Named Executive Officers

The table below sets forth the following information for the years ended December 31, 2021, 2020 and 2019: (i) the dollar value of base salary earned; (ii) the aggregate grant date fair value of stock awards granted; (iii) the aggregate grant date fair value of option awards granted; (iv) the dollar value of awards granted under non-equity incentive plans; (v) above-market earnings on nonqualified deferred compensation and increase in pension value; (vi) all other compensation; and (vii) the dollar value of total compensation.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
(a)	(b)	(c)	(d)	(e)	(g)	(h)	(i)	(j)
Larry J. Helling, CEO of Cedar Rapids Bank & QCR Holdings	2021 2020 2019	$363,297 $359,700 $350,000	-- -- --	$286,937 $582,304 $435,680	$495,307 $478,097 $472,501	$725,382 $546,391 $295,426	$68,218 $65,600 $60,016	$1,939,141 $2,032,092 $1,613,623
Todd A. Gipple, President, VP, COO and CFO	2021 2020 2019	$337,340 $334,000 $325,000	-- -- --	$232,151 $528,019 $408,644	$408,816 $394,612 $390,001	$550,161 $523,423 $170,708	$52,124 $51,849 $49,099	$1,580,592 $1,831,903 $1,343,452
John H. Anderson, CEO of Quad City Bank	2021 2020 2019	$259,469 $256,900 $249,999	-- -- --	$138,745 $255,479 $165,455	$158,949 $191,559 $187,500	$49,935 $44,934 $40,339	$53,276 $48,361 $51,269	$660,374 $797,233 $694,562
Monte C. McNew, CEO of Guaranty Bank (4)	2021	$242,400	--	$100,041	$110,168	--	$39,781	$492,390
Dana L. Nichols, EVP, Chief Lending Officer	2021 2020 2019	$218,463 $216,300 $204,006	-- -- --	$68,293 $48,600 $22,608	$153,029 $136,639 $136,656	-- -- --	$68,242 $71,443 $62,832	$508,027 $472,982 $426,102

(1)	Pursuant to Securities and Exchange Commission reporting requirements, we report the grant date fair value of each award calculated in accordance with FASB ASC Topic 718. For awards of restricted stock and restricted stock units, the fair market value per share is equal to the closing price of our stock on the date of the grant. Performance awards are valued assuming maximum attainment, the probable outcome at the time of grant.

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(2)	The amounts reflected in this column include both an increase in the actuarial present value of the executive’s benefit under his SERP as well as “above market earnings” under the deferred compensation arrangement. The amount of above market earnings is determined in accordance with, and for purposes of, proxy disclosure rules only (generally over 120% of the applicable federal long-term rate). The portion of the amount reflected that is attributable to above market earnings for Mr. Helling is, for 2021 equal to $21,996, for 2020 equal to $19,351 and for 2019 equal to $13,570. Neither Mr. Gipple nor Mr. Anderson had above market earnings as determined for purposes of proxy disclosure rules.

(3)	“All Other Compensation” for the named executive officers during 2021 is summarized below.

Name	Employer 401(k) Plan Contribution	Tax Planning Reimbursement	Car Allowance	Employer Deferred Compensation Contribution	Life Insurance Benefit	Country Club Membership
Larry J. Helling	$13,050	$4,467	$6,000	$25,000	$19,701	--
Todd A. Gipple	$13,050	$775	$8,000	$20,000	$10,299	--
John H. Anderson	$13,050	--	$6,000	$10,000	$7,164	$17,062
Monte C. McNew	$13,050	--	--	--	$18,631	$8,100
Dana L. Nichols	$13,050	--	$4,800	$35,977	$7,648	$6,767

(4)	Mr. McNew was not a named executive officer in 2019 or 2020.

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Grant of Plan-Based Awards

The following table provides information on non-equity incentive plan awards and equity awards made to our named executive officers during 2021. The non-equity incentive plan awards were made under the annual cash incentive program and the equity awards were made under our Equity Incentive Plan, each of which is described in our CD&A.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: # of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards
		Threshold	Target	Maximum	Threshold	Target	Maximum
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Larry J. Helling	1/1/21 3/1/21	-- -- $165,102	-- -- $330,205	-- -- $495,307	-- -- --	1,881 --	-- -- --	-- 4,872 --	$74,469 $212,468 --
Todd A. Gipple	1/1/21 3/1/21	-- -- $136,272	-- -- $272,544	-- -- $408,816	-- -- --	1,505 -- --	-- -- --	-- 3,958 --	$59,543 $172,608 --
John H. Anderson	1/1/21 3/1/21	-- -- $65,510	-- -- $131,019	-- -- $196,529	-- -- --	602 -- --	-- -- --	-- 2,635 --	$23,833 $114,912 --
Monte C. McNew	3/1/21	-- $42,840	-- $85,680	-- $128,520	-- --	-- --	-- --	2,294 --	$100,041 --
Dana L. Nichols	3/1/21	-- $55,157	-- $110,313	-- $165,470	-- --	-- --	-- --	1,566 --	$68,293 --

(1)	The amounts set forth in the “Estimated Future Payouts Under Non-Equity Incentive Plan Awards” columns reflect the threshold, target and maximum payouts for performance under the annual cash incentive program as described in the section titled “Annual Cash Incentive Bonus” in the CD&A. The amount earned by each named executive officer for 2021 performance is included in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.”

(2)	The amounts set forth reflect 2021 tranches of performance awards to Messrs. Helling, Gipple and Anderson in connection with their employment agreements. The awards are described in the CD&A above under the heading Long-Term Stock Incentives, while the employment agreements are described below under the heading Potential Payments upon Termination or Change in Control.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information on outstanding equity awards held by the individuals named in the Summary Compensation Table on December 31, 2021, including the number of shares underlying exercisable and unexercisable portions of each stock option award as well as the exercise price and the expiration date of each outstanding option. The options expire 10 years from the date of grant and vest in four equal annual portions beginning one year from the date of grant. The stock awards are either restricted stock or restricted stock units. The market value of stock awards is based on our closing stock price on December 31, 2021, which was $56.00.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(e)	(f)	(g)	(h)	(i)	(j)
Larry J. Helling	10,002 8,112 6,715 8,390 3,072 -- -- -- -- -- --	-- -- -- -- -- -- -- -- -- -- --	$15.65 $17.10 $17.49 $22.64 $42.75 -- -- -- -- -- --	5/1/2023 2/3/2024 2/2/2025 2/1/2026 3/9/2027 -- -- -- -- -- --	-- -- -- -- -- 663(1) 3,761(2) 1,710(3) 3,937(4) 4,872(5)	-- -- -- -- -- $37,128 $210,616 $95,760 $220,472 $272,832 --	-- -- -- -- -- -- -- -- -- -- 1,881(2)	-- -- -- -- -- -- -- -- -- -- $74,469
Todd A. Gipple	7,006 6,791 8,857 8,590 4,271 -- -- -- -- -- --	-- -- -- -- -- -- -- -- -- -- --	$15.65 $17.10 $17.49 $22.64 $42.75 -- -- -- -- -- --	5/1/2023 2/3/2024 2/2/2025 2/1/2026 3/9/2027 -- -- -- -- -- --	-- -- -- -- -- 648(1) 4,513(2) 1,509(3) 3,199(4) 3,958(5) --	-- -- -- -- -- $36,288 $252,728 $84,504 $179,144 $221,648 --	-- -- -- -- -- -- -- -- -- 1,504(2)	-- -- -- -- -- -- -- -- -- $59,543
John H. Anderson	1,389 -- -- -- -- -- --	-- -- -- -- -- -- --	$42.75 -- -- -- -- -- --	3/9/2027 -- -- -- -- -- --	-- 303(1) 1,805(2) 631(3) 2,109(4) 2,635(5)	-- $16,968 $101,080 $35,336 $118,104 $147,560 --	-- -- -- -- -- -- 602(2)	-- -- -- -- -- -- $23,833
Monte C. McNew	-- --	-- --	-- --	-- --	289(6) 2,294(5)	$16,184 $128,464	-- --	-- --
Dana L. Nichols	1,940 1,500 2,400 1,161 811 -- -- -- --	-- -- -- -- -- -- -- -- --	$15.65 $17.10 $17.49 $22.64 $42.75 -- -- -- --	5/1/2023 2/3/2024 2/2/2025 2/1/2026 3/9/2027 -- -- -- --	-- -- -- -- -- 134(1) 314(3) 911(4) 1,566(5)	-- -- -- -- -- $7,504 $17,584 $51,016 $87,696	-- -- -- -- -- -- -- --	- -- -- -- -- -- -- --

(1)	Unvested stock units were granted on March 1, 2018 and vest in four equal annual portions beginning March 1, 2019.
(2)	Unvested restricted stock and performance units were granted on January 14, 2019. With respect to Mr. Helling, the units vest in four equal annual portions beginning January 1, 2020. With respect to Mr. Gipple, the units vest in three 20% portions beginning January 1, 2020 and four 10% portions beginning on January 1, 2023. With respect to Mr. Anderson, the units vest in five equal annual portions beginning January 1, 2020.
(3)	Unvested stock units were granted on March 1, 2019 and vest in four equal annual portions beginning March 1, 2020.
(4)	Unvested stock units were granted on March 2, 2020 and vest in four equal annual portions beginning March 1, 2021.
(5)	Unvested stock units were granted on March 1, 2021 and vest in four equal annual portions beginning March 1, 2022.

(6)	Unvested stock awards were granted on August 1, 2018 and vest in four equal annual portions beginning August 1, 2019.

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Option Exercises and Stock Vested in 2021

The following table sets forth information for each of the individuals named in the Summary Compensation Table regarding stock option exercises and vesting of stock awards during 2021.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
Larry J. Helling	16,597	$740,106	6,853	$283,314(1)
Todd A. Gipple	0	$0	5,841	$242,572(1)
John H. Anderson	0	$0	2,684	$112,016(1)
Monte C. McNew	0	$0	290	$14,236
Dana L. Nichols	2,500	$96,800	664	$28,875

(1)	The entire value of vested stock realized was paid in cash.

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Pension Benefits

The following table sets forth the present value of accumulated benefits payable to each of the individuals named in the Summary Compensation Table, including the number of years of service credited to each under the SERP determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. Information regarding the SERP can be found under the heading “Non-Qualified Supplemental Executive Retirement Program” on page 27 of this proxy statement.

Non-Qualified Supplemental Executive Retirement Plan

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Larry J. Helling	Supplemental Executive Retirement Plan	20	$2,084,382	--
Todd A. Gipple	Supplemental Executive Retirement Plan	21	$2,558,252	--
John H. Anderson	Supplemental Executive Retirement Plan	13	$203,580	--
Monte C. McNew	None	--	--	--
Dana L. Nichols	None	--	--	--

(1) Each calendar year, QCR Holdings accrues an expense with respect to the SERP in accordance with generally accepted accounting principles. The assumptions used in determining the present value of the accumulated benefit are explained in the footnotes to our financial statements, which are included in our Annual Report on Form 10-K. During 2021, the following amounts were accrued with respect to each of our named executive officers: Mr. Helling – $703,386; Mr. Gipple – $550,161; and Mr. Anderson - $49,935.

The following table sets forth information concerning our non-qualified deferred compensation agreements with each individual named in the Summary Compensation Table. The agreements are discussed in detail beginning on page 27 of this proxy statement.

Non-Qualified Deferred Compensation

Name	Executive Contributions in 2021(1) ($)	Registrant Contributions in 2021(2) ($)	Aggregate Earnings in 2021(3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance as of 12/31/21(4) ($)
(a)	(b)	(c)	(d)	(e)	(f)
Larry J. Helling	$50,000	$25,000	$115,600	--	$1,593,689
Todd A. Gipple	$20,000	$20,000	$60,371	--	$1,087,463
John H. Anderson	$25,000	$10,000	$16,029	--	$408,427
Dana L. Nichols	$53,964	$35,977	$44,352	--	$1,122,475

(1) All amounts included are reflected in the Summary Compensation Table under the Salary column.

(2) All amounts included are reflected in the Summary Compensation Table under the All Other Compensation column.

(3) Includes the following amounts reflected in the Summary Compensation Table under the Change in Pension Value and Nonqualified Deferred Compensation Earnings column as above-market earnings: Mr. Helling, $21,996; Mr. Gipple, $0; Mr. Anderson, $0; and Mr. Nichols, $0.

(4) Includes the following amounts that were previously reported as compensation to the named executive officers in the Summary Compensation Table for years prior to 2021: Mr. Helling, $812,033; Mr. Gipple, $728,549; Mr. Anderson, $168,854; and Mr. Nichols, $166,882.

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Potential Payments upon Termination or Change in Control

The following table sets forth the estimated amount of compensation payable to each of our named executive officers, as provided under the agreements and arrangements described in the CD&A, upon termination of such officer’s employment in the event of (1) termination by QCR Holdings without cause other than in connection with a change in control (2), termination by QCR Holdings without cause or by the officer, in each case in connection with a change in control, and (3) the officer’s disability. The amounts shown assume that the termination was effective as of December 31, 2021 and that the price of QCR Holdings stock as of termination was the closing price of $56.00 on December 31, 2021. The actual amounts to be paid can be determined only following the named executive officer's termination. We do not provide any benefits to our named executive officers solely as a result of a change in control.

Name	Benefit	Termination without Cause	Termination in Connection with Change in Control	Disability
Larry J.	Salary	$363,297	$726,594	$242,210(1)
Helling	Bonus	--	$990,614	$321,328
	Stock award acceleration	--	$911,277(4)	--
	Health insurance	$18,981	$18,981	--

Todd A.	Salary	$337,340	$674,680	$224,905(1)
Gipple	Bonus	--	$817,632	$265,220
	Stock award acceleration	--	$833,855(4)	--
	Deferred compensation	--	$200,537(5)	--
	Health insurance	$15,211	$15,211	--

John H.	Salary	$259,469	$518,938	$155,681(2)
Anderson	Bonus	--	$317,898	$107,602
	Stock award acceleration	--	$442,881(4)	--
	Health insurance	$10,540	$10,540	--

Monte C.	Salary	$484,800	$484,800	$159,984(3)
McNew	Bonus	$200,827	$200,827	$66,273
	Stock award acceleration	--	$144,648(4)	--
	Health Insurance	--	$43,471	--

Dana L.	Salary	$109,232	$327,695	$145,649(1)
Nichols	Bonus	--	--	$94,743
	Stock award acceleration	--	$163,800(4)	--

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(1)	In the event of disability during the employment term, payments based upon then current annual salary and the average annual bonus shall continue thereafter through the last day of the one (1) year period beginning on the date of disability, after which time employment shall terminate. Payments made in the event of disability shall be equal to 66-2/3% of salary and the average annual bonus, less any amounts received under short or long-term disability programs, as applicable. The above amounts do not reflect the offset of disability insurance benefits.

(2)	In the event of disability during the employment term, payments based upon then current annual salary and the average annual bonus shall continue thereafter through the last day of the one (1) year period beginning on the date of disability, after which time employment shall terminate. Payments made in the event of disability shall be equal to 60% of salary and the average annual bonus, less any amounts received under short or long-term disability programs, as applicable. The above amounts do not reflect the offset of disability insurance benefits.

(3)	In the event of disability during the employment term, payments based upon then current annual salary and the average annual bonus shall continue thereafter through the last day of the one (1) year period beginning on the date of disability, after which time employment shall terminate. Payments made in the event of disability shall be equal to 66% of salary and the average annual bonus, less any amounts received under short or long-term disability programs, as applicable. The above amounts do not reflect the offset of disability insurance benefits.

(4)	In the event of a change in control, all outstanding restricted stock and restricted stock unit awards shall become immediately and fully vested, exercisable and unrestricted, if they are not assumed by the resulting entity or if the executive is terminated by the resulting entity without cause or resigns for good reason. This represents the value of unvested stock awards on December 31, 2021. This amount also represents the value of unvested stock awards which would vest upon the Executive’s death.

(5)	In the event of a termination of employment in connection with a change in control, the named executive officer is entitled to an enhanced benefit, in excess of his already accrued account balance, under his deferred compensation plan agreement.

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Mr. Larry J. Helling’s Employment Agreements

In November 2018, we entered into a new employment agreement with Mr. Helling, which became effective in 2019. The agreement has an initial term through December 31, 2021 and automatically extends for an additional year on January 1, 2022 and each January 1st thereafter, unless either party gives at least 90 days’ prior notice that the employment period will not be extended. The employment agreement provides for annual base salary of $350,000, subject to annual review and increase at the discretion of the board of directors. The agreement provides that Mr. Helling is eligible to receive a performance-based annual incentive bonus with a target opportunity of 90% of his annual base salary and an annual equity grant with a target opportunity of 40% of his annual base salary. The agreement also provides Mr. Helling with a one-time grant of restricted stock units with an intended grant date fair market value of $500,000 and vests in approximately equal installments on January 1 in each of years 2020 through 2023. Fifty percent of the award is subject to a performance threshold determined by the board of directors. In addition, Mr. Helling is entitled to participate in any other incentive or employee benefit plans.

The agreement also provides for severance benefits in the event the executive’s employment is terminated other than for cause and other than as a result of the executive’s death or disability, or if the employment is terminated by the executive for good reason (“Termination”). For a Termination during the term of the employment agreement that is not in connection with a change in control, Mr. Helling would be entitled to receive an amount equal to 100% of his base salary. For a Termination in connection with a change in control, Mr. Helling would be entitled to receive a lump sum equal to 200% of his base salary plus his cash incentive for the most recently completed fiscal year. In the event of a Termination, Mr. Helling and his eligible dependents would also be entitled to continued coverage under the medical and dental plans for up to 18 months. All severance benefits are contingent upon the executive’s execution and nonrevocation of a general release and waiver of claims against QCR Holdings. The agreement is subject to certain banking regulatory provisions and provides for an automatic reduction of severance payments if the reduction would result in a better net-after-tax result for the respective executive after taking into account the impact of the golden parachute payment restrictions of Sections 280G and 4999 of the Code. The employment agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of QCR Holdings by him during and after his employment with us, and he is subject to non-compete and non-solicitation provisions for two years following the termination of his employment.

Mr. Todd A. Gipple’s Employment Agreements

In November 2018, we entered into a new employment agreement with Mr. Gipple, which became effective in 2019. The agreement has an initial term through December 31, 2021 and automatically extends for an additional year on January 1, 2022 and each January 1st thereafter, unless either party gives at least 90 days’ prior notice that the employment period will not be extended. The employment agreement provides for annual base salary of $325,000, subject to annual review and increase at the discretion of the board of directors. The agreement provides that Mr. Gipple is eligible to receive a performance-based annual incentive bonus with a target opportunity of 80% of his annual base salary and an annual equity grant with a target opportunity of 35% of his annual base salary. The agreement also provides Mr. Gipple with a one-time grant of restricted stock units with an intended grant date fair market value of $500,000 and vests 20% on January 1 in each of years 2020 through 2022 and an additional 10% on January 1 in each of 2023 through 2026. Fifty percent of the award is subject to a performance threshold determined by the board of directors. In addition, Mr. Gipple is entitled to participate in any other incentive or employee benefit plans.

The agreement also provides for severance benefits in the event the executive’s employment is terminated other than for cause and other than as a result of the executive’s death or disability, or if the employment is terminated by the executive for good reason (“Termination”). For a Termination during the term of the employment agreement that is not in connection with a change in control, Mr. Gipple would be entitled to receive an amount equal to 100% of his base salary. For a Termination in connection with a change in control, Mr. Gipple would be entitled to receive a lump sum equal to 200% of his base salary plus his cash incentive for the most recently completed fiscal year. In the event of a Termination, Mr. Gipple and his eligible dependents would also be entitled to continued coverage under the medical and dental plans for up to 18 months. All severance benefits are contingent upon the executive’s execution and nonrevocation of a general release and waiver of claims against QCR Holdings. The agreement is subject to certain banking regulatory provisions and provides for an automatic reduction of severance payments if the reduction would result in a better net-after-tax result for the respective executive after taking into account the impact of the golden parachute payment restrictions of Sections 280G and 4999 of the Code. The employment agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of QCR Holdings by him during and after his employment with us, and he is subject to non-compete and non-solicitation provisions for two years following the termination of his employment.

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Mr. John H. Anderson’s Employment Agreements

In January 2019, we entered into a new employment agreement with Mr. Anderson. The agreement has an initial term through December 31, 2021 and automatically extends for an additional year on January 1, 2022 and each January 1st thereafter, unless either party gives at least 90 days’ prior notice that the employment period will not be extended. The employment agreement provides for annual base salary of $250,000, subject to annual review and increase at the discretion of the board of directors. The agreement provides that Mr. Anderson is eligible to receive a performance-based annual incentive bonus with a target opportunity of 50% of his annual base salary and an annual equity grant with a target opportunity of 30% of his annual base salary. The agreement also provides Mr. Anderson with a one-time grant of restricted stock units with an intended grant date fair market value of $200,000 and vests in approximately equal installments on January 1 in each of years 2020 through 2024. Fifty percent of the award will further be subject to a performance threshold as will be determined by the board of directors. In addition, Mr. Anderson is entitled to participate in any other incentive or employee benefit plans.

The agreement also provides for severance benefits in the event the executive’s employment is terminated other than for cause and other than as a result of the executive’s death or disability, or if the employment is terminated by the executive for good reason (“Termination”). For a Termination during the term of the employment agreement that is not in connection with a change in control, Mr. Anderson would be entitled to receive an amount equal to 100% of his base salary. For a Termination in connection with a change in control, Mr. Anderson would be entitled to receive a lump sum equal to 200% of his base salary plus his cash incentive for the most recently completed fiscal year. In the event of a Termination, Mr. Anderson and his eligible dependents would also be entitled to continued coverage under the medical and dental plans for up to 18 months. All severance benefits are contingent upon the executive’s execution and nonrevocation of a general release and waiver of claims against QCR Holdings. The agreement is subject to certain banking regulatory provisions and provides for an automatic reduction of severance payments if the reduction would result in a better net-after-tax result for the respective executive after taking into account the impact of the golden parachute payment restrictions of Sections 280G and 4999 of the Code. The employment agreement contains restrictive covenants prohibiting the unauthorized disclosure of confidential information of QCR Holdings by him during and after his employment with us, and he is subject to non-compete and non-solicitation provisions for two years following the termination of his employment.

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Mr. Monte C. McNew’s Employment Agreement

In April 2018, we entered into an employment agreement with Mr. McNew. The agreement has an initial term through December 31, 2020, and, in the absence of notice from either party to the contrary, the employment term extends for one additional year on each anniversary of the agreement. The agreement provides a disability benefit of up to 66% of Mr. McNew’s base salary and average annual bonus for a period of one year following a termination of employment due to disability. The agreement also provides for severance benefits in the event Mr. McNew’s employment is terminated other than for cause and other than as a result of the executive’s death or disability, or if the employment is terminated by Mr. McNew for good reason. Mr. McNew’s severance benefit is an amount equal to 200% of his base salary if he is terminated without cause or terminates the agreement for good reason, plus eighteen months of continued health insurance, and he is entitled to the same amount in a lump sum if he is terminated within two years following a change in control. Under the agreement, Mr. McNew is subject to non-compete and non-solicitation provisions for two years following the termination of his employment.

Mr. Dana L. Nichol’s Employment Agreement

In 2004, we entered into an employment agreement with Mr. Nichols. The agreement was amended in 2008. The agreement has a two-year term and in the absence of notice from either party to the contrary, the employment term extends for one additional year on each anniversary of the agreement. Mr. Nichols’ agreement provides term life insurance coverage of two times his base salary and average annual bonus as of the date of the agreement. The agreement provides a disability benefit of up to 66-2/3% of Mr. Nichols’ base salary and average annual bonus for a period of one year following a termination of employment due to disability. The agreement further provides for severance compensation equal to one-half of his then-current annual salary in the event Mr. Nichols is terminated without cause; and one and one-half times the sum of his annual salary if he is terminated within one year following a change in control or if he voluntarily terminates employment within six months of a change in control (the “walk away” right). Under the agreement, Mr. Nichols is subject to a two-year non-compete and non-solicitation provision following the termination of his employment.

Compensation Committee Interlocks and Insider Participation

During 2021, the Compensation Committee, which sets the salaries and compensation for our executive officers, was comprised solely of independent directors Baird, Jacobs, Kilmer, O’Reilly (until his resignation in July) and Ziegler (beginning in May). None of these individuals was an officer or employee of QCR Holdings in 2021, and none of these individuals is a former officer or employee of QCR Holdings. In addition, during 2021, no executive officer of QCR Holdings served on the board of directors or compensation committee of any other corporation with respect to which any member of the Compensation Committee was engaged as an executive officer.

Pay Ratio

As required by the Securities and Exchange Commission rule, we are providing information about the relationship of the annual total compensation of Larry J. Helling, our chief executive officer and the median annual total compensation of our employees.

The median employee was identified from all full-time and part-time employees, excluding Mr. Helling, who were employed by QCR Holdings and its subsidiaries on December 31, 2021. All our employees are located in the United States. A total of 963 employees were included. Compensation was measured over the 12-month period beginning on January 1, 2021 and ending on December 31, 2021.

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In identifying the median employee, each employee’s compensation was determined using 2021 W-2 compensation. Wages were annualized for our employees who did not work the entire calendar year. Mr. Helling had 2021 annual total compensation of $1,939,141 as reflected in the Summary Compensation Table included in this Proxy Statement. The median employee’s annual total compensation for 2021 that would be reportable in the Summary Compensation Table was $52,334. As a result, the CEO pay ratio is approximately 37:1.

DIRECTOR COMPENSATION

QCR Holdings uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of the board.

Cash Compensation

In 2021, members of the board who were not employees of QCR Holdings were entitled to receive an annual cash retainer. Pursuant to the QCR Holdings, Inc. 1997 Deferred Income Plan and the 2005 Deferred Income Plan, a director may elect to defer the fees and cash compensation payable by us for the director’s service until either the termination of such director’s service on the board or the age specified in the director’s deferral election. During 2021, seven of the ten QCR Holdings directors and 28 of the 40 subsidiary directors deferred 100% of their director fees pursuant to the plan, and the total expense for the deferred fees with respect to all participating directors was $543,360 for 2021. The director fees approved for 2022 and the fees paid for 2021 for QCR Holdings and our other affiliated boards are shown in the following table.

	2022	2021
QCR Holdings, Inc.
Quarterly Retainer	$9,000	$6,500
Additional Quarterly Retainers
- Board Chair	5,000	5,000
- Board Vice Chair	625	625
- Audit Committee Chair	1,500	1,500
- Audit Committee Financial Expert	625	625
- Compensation Committee Chair	1,250	1,250
- Nomination and Governance Committee Chair	1,250	1,250
- Risk Oversight Committee Chair	1,250	1,250
- Audit Committee Member	625	625
- Compensation Committee Member	625	625
- Risk Oversight Committee Member	625	625
- All other Committee Members	300	300

Subsidiaries
Quarterly Retainer	2,250	2,250
Additional Quarterly Retainers
- Board Chair	1,000	1,000
- Asset/Liability Management Committee Chair	500	500
- Loan Committee Chair	500	500
- Wealth Management Committee Chair	500	500
- All Committee Members	375	375

m2 Equipment Finance, LLC
Quarterly Retainer	1,000	1,000

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Equity Award Compensation

On March 2, 2021, each current non-employee QCR Holdings director and each current non-employee subsidiary director received a grant of stock for board service in the amount of $13,500 for service as a QCR Holdings director and in the amount of $4,000 for service as a subsidiary director. The grant date fair value is based on the market price of QCR Holdings’ stock on March 2, 2021, the date of the grant, which was $43.61. The awards vested immediately on the date of grant.

The following table discloses the cash and equity awards earned, paid or awarded to each of our directors during the fiscal year ended 2021.

Director Compensation Table

Name	Fees Earned ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)		(h)
Patrick S. Baird	39,050	13,500	--	52,550
Mary Kay Bates	37,200	13,500	--	50,700
John-Paul E. Besong	29,700	13,500	--	43,200
Brent R. Cobb	41,500	17,500	--	59,000
James M. Field	43,744	13,500	--	57,244
Elizabeth S. Jacobs	41,175	17,500	--	58,675
Mark C. Kilmer	54,200	17,500	--	71,700
Timothy B. O’Reilly	21,643	17,500	--	39,143
Donna J. Sorensen	49,900	17,500	--	67,400
Marie Z. Ziegler	69,118	21,500	--	90,618

(1) Directors may elect to defer the receipt of all or part of their fees and retainers. All of the directors other than Mr. O’Reilly, Ms. Sorensen and Ms. Ziegler have elected to defer the receipt of all their cash fees and retainers, and the deferred compensation is used to purchase additional shares of QCR Holdings common stock at market value through the Deferred Income Plans.

(2) We report all equity awards at full grant date fair value of each award calculated in accordance with FASB ASC Topic 718. For restricted stock, the fair value per share is equal to the closing price of our stock on the date of the grant. None of the directors held any vested or unvested equity awards as of December 31, 2021.

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PROPOSAL 2:
Advisory (Non-Binding) Vote TO APPROVE Executive OFFICER Compensation

Section 14A of the Exchange Act, as created by Section 951 of the Dodd–Frank Wall Street Reform and Consumer Protection Act, and the rules and regulations promulgated thereunder require publicly traded companies, such as QCR Holdings, to conduct a separate stockholder advisory vote to approve the compensation of certain executive officers, as disclosed pursuant to the Securities and Exchange Commission compensation disclosure rules, commonly referred to as a “say-on-pay” vote.

In accordance with these requirements, we are providing stockholders with an advisory vote on the compensation of our named executive officers. We currently hold a say-on-pay vote annually.

The overall objective of QCR Holdings’ compensation program has been to align executive officer compensation with the success of meeting long-term strategic operating and financial goals. Stockholders are urged to read the “Executive Compensation” section of this proxy statement, including the Summary Compensation Table and other related compensation tables and narrative disclosures that describe the compensation of our named executive officers in 2021. The Compensation Committee and the board of directors believe that the policies and procedures articulated in the “Executive Compensation” section are effective in implementing our compensation philosophy and achieving its goals and that the compensation of our named executive officers in 2021 reflects and supports these compensation policies and procedures.

The following resolution is submitted for stockholder approval:

“RESOLVED, that QCR Holdings’ stockholders approve, on an advisory basis, its executive compensation as described in the section captioned ‘Executive Compensation’ contained in the QCR Holdings proxy statement dated April 6, 2022.”

Approval of this resolution requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting. While this say-on-pay vote is required, as provided in Section 14A of the Exchange Act, it is not binding on our board of directors and may not be construed as overruling any decision by the board. However, the Compensation Committee will consider the outcome of the vote when considering future compensation arrangements.

The board of directors unanimously recommends that you vote to approve the overall compensation of our named executive officers by voting “FOR” this proposal.

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PROPOSAL 3:
APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

On February 16, 2022, our board of directors approved the QCR Holdings, Inc. 2022 Employee Stock Purchase Plan (the “Purchase Plan”) for the Company and its subsidiaries, effective July 1, 2022, subject to stockholder approval. A summary of the material provisions of the Purchase Plan is set forth below. A copy of the Purchase Plan is set forth as Appendix A.

Purpose

The purpose of the Purchase Plan is to provide a means by which our employees may be given an opportunity to purchase shares of our common stock through voluntary payroll deductions, to assist us in retaining the services of our employees and securing and retaining the services of new employees and to provide incentives for our employees to exert maximum efforts for our success. All employees participating in the Purchase Plan will have equal rights and privileges under the plan. Substantially all our approximately 1,000 employees are eligible to participate in the Purchase Plan. We believe that the Purchase Plan will encourage broader stock ownership by our employees and thereby provide an incentive for employees to contribute to our success. We intend for the Purchase Plan to offer a convenient means for employees who might not otherwise purchase and hold our common stock to do so and for the discounted purchase price feature of the Purchase Plan to provide a meaningful inducement to participate. We further believe that our employees’ continuing economic interest, as stockholders, in our performance and success will enhance our entrepreneurial spirit, which we believe will greatly contribute to our long-term success. The rights to purchase common stock granted under the Purchase Plan are intended to qualify as options issued under an “employee stock purchase plan” as that term is defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”).

Administration

The Compensation Committee was selected by the Board of Directors to serve as the “Committee” under the terms of the Purchase Plan (the “Committee”). The Committee will administer the Purchase Plan and have the final power to construe and interpret both the Purchase Plan and the rights granted under it. The Committee has the power, subject to the provisions of the Purchase Plan, to determine when and how rights to purchase common stock will be granted and the provisions of each offering of such rights, which need not be identical. For purposes of the administration of the Purchase Plan, the Committee must be composed solely of not fewer than two non-employee members of the board.

Stock Subject to Purchase Plan

There are reserved for issuance and purchase under the Purchase Plan an aggregate of 350,000 shares or our common stock, plus that number of shares remaining under the 2002 Amended Employee Stock Purchase Plan prior to its termination on July 1, 2022. If rights granted under the Purchase Plan expire, lapse or otherwise terminate without being exercised, the shares of common stock not purchased under such rights will again become available for issuance under the Purchase Plan.

Offerings

The Purchase Plan is implemented by offerings of shares of common stock to all eligible employees from time to time by the Committee. If approved by stockholders, the first offering under the Purchase Plan will begin on July 1, 2022 and will end on December 31, 2022. After December 31, 2022, offerings are planned to begin each January 1st and July 1st. The provisions of separate offerings need not be identical, but each offering will conform to the Purchase Plan.

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Eligibility

Each employee will be eligible to participate in the Purchase Plan beginning on the plan enrollment date coincident with or next following the date on which the employee has been employed. The Committee retains the right to change the eligibility criteria for any plan year, in advance of such plan year, as long as such criteria are permissible under Code Section 423. However, no employee will be eligible to participate in the Purchase Plan if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of stock of QCR Holdings or of any subsidiary of QCR Holdings, including any stock that such employee may purchase under all outstanding rights and options.

Participation in the Plan

All eligible employees may participate in each offering under the Purchase Plan. For a participant to participate in and purchase shares during an offering, the participant must deliver an enrollment form authorizing payroll deductions of up to the maximum set by the Committee (which maximum may be no greater than 15%) of such participant’s total compensation during the purchase period. Once a participate submits an enrollment form, unless otherwise specified by such participant, the participant is automatically enrolled in each subsequent offering.

Purchase Price

The purchase price per share at which shares of our common stock are sold in an offering under the Purchase Plan will be determined by the Committee and will be not less than the lesser of 85% of the fair market value of a share of our common stock on the offering date or the purchase date.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is accumulated by payroll deductions over the period of the offering. At any time during the offering, a participant may terminate his or her payroll deductions. However, a participant may decrease or increase his or her participation percentage only once each calendar quarter during any offering. Any authorized decrease or increase in a participant’s payroll deductions will take effect as of the beginning of the next payroll period in that offering. All payroll deductions made for a participant are credited to his or her account under the Purchase Plan and deposited with our general funds. A participant may not make additional payments into such account unless specifically provided for in the offering and only if the participant has not had the maximum amount withheld during the purchase period.

Purchase of Stock

By authorizing payroll deductions during a purchase period, the employee will be entitled to purchase shares under the Purchase Plan. In connection with offerings made under the Purchase Plan, the Committee specifies the maximum number of shares each participant may purchase and the maximum aggregate number of shares that may be purchased pursuant to the offering by all participants. If the aggregate number of shares to be purchased upon exercise of rights granted in the offering will exceed the maximum aggregate number of shares available, the Committee will make a pro rata allocation of available shares in a uniform and equitable manner. In addition, no employee may purchase more than $25,000 worth of such stock, determined at the fair market value of the shares at the time such rights are granted, under all of our employee stock purchase plans in any calendar year.

Withdrawal

Each participant may withdraw from a given offering by delivering to us a new enrollment form. Such withdrawal may be elected at least 10 days prior to the end of the applicable purchase period, except as provided by the Committee in the offering. Upon any withdrawal, we will distribute to the employee his or her accumulated payroll deductions (without interest). The employee will not be entitled to participate again in that offering. However, an employee’s withdrawal from an offering will not have any effect upon such employee’s ability to participate in other offerings under the Purchase Plan, but such employee will be required to deliver a new enrollment form in order to participate in other offerings under the Purchase Plan.

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Termination of Employment

Rights granted pursuant to any offering under the Purchase Plan terminate immediately upon cessation of an employee’s employment with QCR Holdings and any of our subsidiaries for any reason, and we will distribute to such employee all of his or her accumulated payroll deductions (without interest) upon such termination.

Restrictions on Transfer

Rights granted under the Purchase Plan are not transferable, except by will or laws of descent and distribution, and may be exercised only by the person to whom such rights are granted during such person’s lifetime. Employees will not be permitted to sell or transfer common stock purchased pursuant to the Purchase Plan during the one-year period immediately following the date of purchase.

Change in Capitalization

If there is a change in capitalization of QCR Holdings that increases or decreases the outstanding shares of common stock of QCR Holdings without QCR Holdings receiving consideration, a proportionate adjustment will automatically be made, unless otherwise provided by the Committee, to the number of securities underlying the options offered under the Purchase Plan, such that, to the extent possible, the proportionate interest of each participant following such change in capitalization will not change. Upon a sale of QCR Holdings, if the board does not terminate the Purchase Plan, each outstanding option will be assumed by the purchasing company or an equivalent option substituted by such company. If the purchasing company refuses to assume or substitute an award, the offering period will be shortened to end the day before the effective date of the purchase.

Duration, Termination and Amendment

The Purchase Plan will terminate on the earlier of: (a) the date on which there are no additional shares reserved for issuance under the Purchase Plan; or (b) July 1, 2032. In addition, the Purchase Plan may be terminated at any time in the sole discretion of the board. In the event the Plan is terminated during an offering prior to any purchase date, QCR Holdings will pay to each participant an amount equal to the balance in the participant’s payroll deduction account (without interest) as soon as practicable thereafter.

The Committee may amend the Purchase Plan at any time. To the extent determined necessary and desirable by the Committee, amendments to the Purchase Plan will be submitted to the stockholders for approval. Rights granted before amendment of the Purchase Plan will not be altered or impaired in any material manner by any amendment, except as necessary to comply with any laws or government regulations or as otherwise specifically provided in the Purchase Plan.

Federal Income Tax Information

The following is a summary of the current U.S. federal income tax consequences that may arise in conjunction with participation in the Purchase Plan.

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Rights granted under the Purchase Plan are intended to qualify for favorable federal income tax treatment associated with rights granted under an “employee stock purchase plan” that qualifies under provisions of Code Section 423. A participant generally will be taxed on amounts withheld for the purchase of shares of common stock as if such amounts were actually received. Other than this, as a general matter, no income will be taxable to a participant until disposition of the acquired shares, and the method of taxation will depend upon the holding period of the acquired shares.

If the shares acquired under the Purchase Plan are sold by the participant more than two years after the beginning of the respective offering period and more than one year after the shares are transferred to the participant, then the lesser of (a) the excess of the fair market value of our common stock at the time of such sale over the purchase price or (b) the excess of the fair market value of the stock as of the beginning of the offering period over the purchase price, determined as of the beginning of the offering period, generally will be treated as ordinary income. Any further gain or any loss generally will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the shares acquired under the Purchase Plan are sold by the participant for more than their fair market value on the purchase date and such sale is before the expiration of either of the holding periods described above, then the excess of the fair market value of the common stock on the purchase date over the purchase price generally will be treated as ordinary income at the time of such sale. The balance of any gain generally will be treated as capital gain. If the shares are sold by the participant for less than their fair market value on the purchase date, the same amount of ordinary income generally will be recognized by the participant, and a capital loss will be recognized by the participant equal to the difference between the fair market value of the common stock on such purchase date and the sales price. Any capital gain or loss will be short-term or long-term, depending on how long the stock has been held. There generally are no federal income tax consequences to QCR Holdings by reason of the grant or exercise of purchase rights under the Purchase Plan. However, we are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant, subject to the requirement of reasonableness and the satisfaction of tax reporting obligations.

The preceding discussion is based on U.S. federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. federal income tax aspects of the Purchase Plan. A participant may also be subject to state and local taxes in connection with the grant of rights under the Purchase Plan. We strongly encourage participants to consult with their individual tax advisors to determine the applicability of the tax rules to the rights granted to them in their personal circumstances.

Stockholder Vote Necessary For Approval

Approval of the Purchase Plan requires the affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the meeting.

The board of directors recommends stockholders vote to approve the Purchase Plan by voting “FOR” this proposal. Proxies properly signed and returned will be voted “FOR” this proposal unless stockholders specify otherwise.

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EQUITY COMPENSATION PLAN INFORMATION

The table below sets forth the following information as of December 31, 2021 for (i) all compensation plans previously approved by the Company’s stockholders and (ii) all compensation plans not previously approved by the Company’s stockholders:

(a)	the number of securities to be issued upon the exercise of outstanding options, warrants and rights;
(b)	the weighted-average exercise price of such outstanding options, warrants and rights; and
(c)	other than securities to be issued upon the exercise of such outstanding options, warrants and rights, the number of securities remaining available for future issuance under the plans.
EQUITY COMPENSATION PLAN INFORMATION
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights(1) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a)) (c)
Equity compensation plans approved by stockholders	452,586(2)	$24.65	193,561(3)
Equity compensation plans not approved by stockholders	-	-	-
Total	452,586(2)	$24.65	193,561(3)

(1) The weighted average exercise price only relates to outstanding option awards.

(2) Includes 367,998 outstanding option awards and 69,476 outstanding restricted stock units and 10,082 performance share units granted under the Equity Plans.

(3) Includes 132,375 and 61,186 shares available

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PROPOSAL 4:
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

RSM US LLP has served as our independent registered public accounting firm since 1993, and our Audit Committee has selected RSM US LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Although we are not required to do so, our board of directors recommends that the stockholders ratify this appointment. A representative of RSM US LLP is expected to attend the meeting and will be available to respond to appropriate questions and to make a statement if he or she so desires. If the appointment of our independent registered public accounting firm is not ratified, the Audit Committee of the board of directors will reconsider the matter of the appointment.

Our board of directors unanimously recommends that you vote to approve the ratification of this appointment by voting “FOR” this proposal.

Following is a summary of fees for professional services by RSM US LLP.

Accountant Fees

 During the period covering the fiscal years ended December 31, 2021 and 2020, RSM US LLP performed the following professional services:

	2021	2020

Audit fees (1)	$818,022	$993,535
Audit-related fees (2)	4,410	3,056
Tax fees(3)	0	0
Other fees (4)	93,184	75,260
Total	$915,616	$1,071,851

(1)	Audit fees consist of fees for professional services rendered for the audit of QCR Holdings’ consolidated financial statements, the audit of QCR Holdings’ internal control over financial reporting, various attestations for the other subsidiaries of QCR Holdings, review of financial statements included in QCR Holdings’ quarterly reporting on Form 10-Q, and review and assistance with other Securities and Exchange Commission filings.

(2)	Audit-related fees consist of fees for research and consultations concerning financial accounting and reporting matters.

(3)	Tax service fees consist of fees for research and consultations concerning tax reporting matters.

(4)	All other fees including a SOC 1 audit, SOC 1 readiness assessment and out-of-pocket reimbursement for an electronic subscription to an accounting publication.

Audit Committee Approval Policy

Among other things, the Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee’s policy is to pre-approve, on a case-by-case basis, all audit and permissible non-audit services provided by any audit, tax consulting or general business consulting firm. All of the fees earned by RSM US LLP described above were attributable to services pre-approved by the Audit Committee.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the directors, executive officers and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the Securities and Exchange Commission.

Delinquent Section 16(a) Reports

We are not aware of any failure to comply with the Section 16(a) reporting requirements by any of our directors, executive officers or 10% shareholders during 2021.

TRANSACTIONS WITH MANAGEMENT AND DIRECTORS

Our directors and officers and their associates were clients of and had transactions with QCR Holdings and our subsidiaries during 2021. Additional transactions are expected to take place in the future. All outstanding loans, commitments to loan and certificates of deposit and depository relationships, in the opinion of management, were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons not related to the lenders and did not involve more than the normal risk of collectability or present other unfavorable features. All such loans are approved by the subsidiary banks’ board of directors in accordance with applicable bank regulatory requirements. Additionally, the Audit Committee considers any other non-lending transactions between us and a director to ensure that such transactions do not affect a director’s independence.

AUDIT COMMITTEE REPORT

The Audit Committee, comprised solely of independent directors, has the following responsibilities set forth in its charter, which include assisting the board of directors in carrying out its oversight responsibilities for our financial reporting process, audit process and internal controls. The Audit Committee also reviews our audited consolidated financial statements and recommends to the board that they be included in our Annual Report on Form 10-K.

The Audit Committee reviewed the audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and met with both management and RSM US LLP, our independent registered public accounting firm, to discuss those financial statements. The Audit Committee discussed with RSM US LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission and received the written disclosures and the letter from RSM US LLP required by applicable requirements of the PCAOB regarding RSM US LLP’s communications with the Audit Committee concerning independence and has discussed with RSM US LLP its independence. Based on the review and discussions noted above, the Audit Committee has recommended to the board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

Audit Committee:

Mary Kay Bates	Brent R. Cobb

James M. Field	Mark C. Kilmer

55

Appendix A

QCR HOLDINGS, INC.

2022 Employee Stock Purchase Plan

Section 1.                  Purpose of the Plan

The purpose of this QCR Holdings, Inc. 2022 Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of QCR Holdings, Inc. (the “Company”) and its Related Corporations with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of common stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Code Section 423 and the Plan shall be administered, interpreted, and construed in accordance with such intent. All capitalized terms used herein shall be as defined in Section 20.

Section 2.                  Eligibility

Unless otherwise determined by the Committee in a manner that is consistent with Code Section 423, any individual who is an Employee shall be eligible to participate in the Plan beginning on the Entry Date coincident with or next following the date on which the Employee has been employed. The Committee shall retain the right to change the eligibility criteria for any Plan Year, in advance of such Plan Year, provided such criteria are permissible under Code Section 423.

Section 3.                  Participation and Payroll Deductions

(a)	Enrollment. Each Employee may elect to participate in the Plan for an Offering Period by completing an Enrollment Form and returning it to the Company in accordance with the enrollment procedures established by the Company, which procedures may include a specified enrollment period.

(b)	Amount of Deduction. By submitting an Enrollment Form, the Employee authorizes payroll deductions from his or her pay in an amount equal to not more than fifteen percent 15% of his or her Compensation on each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins). Payroll deductions shall commence on the first payroll date following the Grant Date and end on the last payroll date on or before the Investment Date. The Committee in its sole discretion may authorize payment in respect of any Option exercised hereunder by personal check, provided the Participant is already enrolled in the Plan.

(c)	Payroll Deduction Accounts. Each Participant’s payroll deduction shall be credited, as soon as practicable following the relevant pay date within an applicable Offering Period, to a Payroll Deduction Account, pending the purchase of full Shares in accordance with the provisions of the Plan. The Company shall maintain records of all payroll deductions but shall have no obligation to hold such amounts in trust or in any segregated account. No interest shall accrue or be paid on amounts credited to a Payroll Deduction Account.

(d)	Subsequent Offering Periods. Unless otherwise specified prior to the beginning of any Offering Period on an Enrollment Form, a Participant shall be deemed to have elected to participate in each Offering Period within a Plan Year and for each subsequent Plan Year (and subsequent Offering Periods) for which the Participant is eligible to the same extent and in the same manner as at the end of the prior Offering Period based on the most recent Enrollment Form on file with the Company.

(e)	Change in Participation.

(i)	A Participant may cease participation in an Offering Period under the Plan by completing and filing a new Enrollment Form with the Company at least ten (10) days prior to the end of such Offering Period. Such cessation will become effective as soon as practicable following receipt of such new Enrollment Form by the Company, whereupon no further payroll deductions will be made, and the Company shall pay to such Participant an amount equal to the balance in the Participant’s Payroll Deduction Account as soon as practicable thereafter without interest. To the extent then eligible, any Participant who ceased to participate may elect to participate again prior to any subsequent Entry Date.

(ii)	Unless otherwise provided by the Committee, at any time during an Offering Period (but not more than once in any calendar quarter) a Participant may increase or decrease the percentage of Compensation subject to payroll deduction within the limits provided in Section 3(b) and Section 4(e), by filing a new Enrollment Form with the Company. Such increase or decrease shall become effective with the first pay period following receipt of such new Enrollment Form to which it may be practicably applied.

(iii)	Notwithstanding anything contained herein to the contrary, if the Committee determines under Section 4 to change the Purchase Price, each Participant shall be advised in advance of the effective date of such change and afforded the opportunity to make a change in participation under Section 3(e)(i) or Section 3(e)(ii) before such change in the Purchase Price takes effect.

(iv)	Any Participant who receives a distribution under the Company’s 401(k) plan on account of a financial hardship, as determined under such plan, shall be suspended from participation in the Plan for the same period as such Participant’s participation in the 401(k) plan shall be suspended.

(f)	Termination of Employment. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an eligible Employee, which in either case occurs before the Investment Date, the Participant will be deemed to have withdrawn from the Plan, and the payroll deductions in the Participant’s Payroll Deduction Account (that have not been used to purchase full Shares) shall be returned, without interest, to the Participant, or in the case of the Participant’s death, to the Participant’s estate, and the Participant’s Option shall be automatically terminated. Beginning ninety (90) days following a Participant’s termination of employment for any reason, the Participant will assume responsibility for the cost of maintaining the Participant’s account with the Designated Broker. An annual fee, specified by agreement between the Company and the Designated Broker, will be automatically deducted from the Participant’s account. A terminated Participant may close his or her account with the Designated Broker at any time by selling his or her entire share balance or by transferring such balance to a personal broker.

Section 4.                  Offerings and Purchase Price

(a)	Maximum Number of Shares. The Committee will implement the Plan by making offerings of Shares on each Grant Date until the maximum number of Shares available under the Plan have been issued pursuant to the exercise of Options.

(b)	Exercise of Options. Subject to Section 4(d), on each Investment Date, each Participant shall be deemed, subject to Section 4(e), without any further action, to have exercised rights under the Plan to purchase the number of full Shares determined by dividing the current balance of the Participant’s Payroll Deduction Account through such date by the Purchase Price (as determined in Section 4(c) below).

(c)	Purchase Price. Unless otherwise provided by the Committee, the “Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a Share on the Grant Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a Share on the Investment Date; provided, that, the Purchase Price will in no event be less than the par value of the Share.

(d)	Oversubscription of Shares. If the total number of Shares for which Options are exercised on any Investment Date exceeds the maximum number of Shares available under the Plan, the Company shall make a proportionate allocation among the Participants of the Shares available for delivery and distribution in as nearly a uniform manner as shall be practicable.

(e)	Limitations on Grant and Exercise of Options.

(i)	No Option granted under this Plan shall permit a Participant to purchase Shares under all employee stock purchase plans (as described in Code Section 423) of the Company at a rate which, in the aggregate, exceeds $25,000 of the Fair Market Value of such Shares (determined at the time the Option is granted) for each calendar year in which the Option is outstanding at any time.

(ii)	No Employee who would own immediately after the Option is granted Shares possessing five percent (5%) or more of the total combined voting power or value of all classes of Shares of the Company (a “5% Owner”) shall be granted an Option. For purposes of determining whether an Employee is a 5% Owner, the rules of Code Section 424(d) shall apply in determining the Share ownership of an individual and Shares which the Employee may purchase under outstanding Options shall be treated as Shares owned by the Employee.

(iii)	To comply with the foregoing limitation, the Company unilaterally may decrease a Participant’s payroll deduction at any time during an Offering Period.

Section 5.                  Distributions of Shares

As soon as reasonably practicable after each Investment Date, the Company will arrange for the delivery to each Participant of the full Shares purchased upon exercise of his or her Option. The Committee may permit or require that the Shares be deposited directly into a Plan account established in the name of the Participant with a Designated Broker and may require that the Shares be retained with such Designated Broker for a specified period as contemplated pursuant to Section 8(c) below. Participants will not have any voting, dividend, or other rights of a stockholder with respect to the Shares subject to any Option granted hereunder until such Shares have been delivered pursuant to this Section 5.

Section 6.                  Rights as a Stockholder

When a Participant purchases Shares pursuant to the Plan, the Participant shall have the rights and privileges of a stockholder of the Company with respect to the Shares so purchased or credited, whether certificates representing such Shares shall have been issued.

Section 7.                  Options Not Transferable

Options granted under the Plan are not transferable by a Participant, except by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.

Section 8.                  Common Stock

(a)	Reserved Shares. Subject to the provisions of Section 9 relating to adjustments upon changes in the Company’s stock, there shall be reserved for the issuance and purchase under the Plan an aggregate of Three Hundred Fifty Thousand (350,000) Shares, plus that number of Shares remaining under the Prior Plan immediately prior to the Prior Plan’s termination on July 1, 2022. Shares subject to the Plan shall be Shares currently authorized but unissued, or currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including Shares purchased in the open market or in private transactions.

(b)	Restrictions on Exercise. In its sole discretion, the Committee may require as conditions to the exercise of any Option that Shares reserved for issuance upon the exercise of an Option shall have been duly listed on any recognized national securities exchange, and that either a registration statement under the Securities Act of 1933, as amended, with respect to said Shares shall be effective, or the Participant shall have represented at the time of purchase, in form and substance satisfactory to the Company, that it is the Participant’s intention to purchase the Shares for investment only and not for resale or distribution.

(c)	Restriction on Sale. Unless otherwise provided by the Committee, Shares purchased under the Plan shall not be transferable by a Participant for a period equal to the longer of (i) twenty-four (24) months immediately following the Grant Date, or (ii) twelve (12) months immediately following the Investment Date on which such Shares were purchased.

(d)	Registration of Shares. Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant, or, if the Participant so directs by written notice to the Treasurer of the Company prior to the Investment Date applicable thereto, in the names of the Participant and one such other person as may be designated by the Participant, as joint tenants with rights of survivorship or as tenants by the entireties, to the extent permitted by applicable law.

(e)	Fractional Shares. Unless otherwise provided by the Committee, fractional Shares will not be credited to a Participants’ account if the amount of payroll deductions accumulated during any given Offering Period is not equally divisible by the Purchase Price for that Offering Period.

Section 9.                  Adjustment Upon Changes in Capitalization

(a)	Subject to any required action by the Company or its stockholders, and subject to the provisions of applicable corporate law, if during an Offering Period the outstanding Shares increase or decrease or change into or are exchanged for a different number or kind of security or are otherwise affected by reason of any recapitalization, reclassification, stock split, reverse stock split, combination of Shares, exchange of Shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Shares occurs without the Company’s receiving consideration therefore (any of which being referred to as a “Capitalization Event”), there shall automatically be made, unless otherwise provided by the Committee, a proportionate and appropriate adjustment in the number and kind of securities underlying Options, so that the proportionate interest of each Participant immediately following such event will, to the extent practicable, be the same as immediately before such event. Any such adjustment to Options will not change the total price with respect to Option or other securities underlying the Participant’s election, but will include a corresponding proportionate adjustment in the price of the Share, to the extent consistent with Code Section 424.

(b)	Upon the occurrence of a Capitalization Event, there shall automatically be made, unless otherwise determined by the Committee, a commensurate change to the maximum number and kind of Shares provided in Section 8.

(c)	Except as expressly provided by this Section 9, no issuance by the Company of any of its securities of any kind, including securities convertible into shares of any class of stock, will affect, and no adjustment by reason thereof will be made with respect to, the number of Shares subject to any Options or the price to be paid for stock under the terms of the Plan. The grant of an Option under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

(d)	Upon a sale of all or substantially all of the assets of the Company, or the consolidation or merger of the Company with or into another corporation, subject to the Board’s right under Section 11 to terminate the Plan, each outstanding Option shall be assumed or an equivalent Option substituted by the successor corporation or a parent or Related Corporation of the successor or purchasing corporation. If the successor or purchasing corporation refuses to assume or substitute options for the Options under the Plan, the Offering Period then in progress shall be shortened by setting a new Investment Date (the “New Investment Date”). The New Investment Date shall be any date occurring before the effective date of the Company’s proposed sale or merger. The Committee shall notify each Participant in writing, at least ten (10) business days prior to the New Investment Date, that the Investment Date for the Participant’s Option has been changed to the New Investment Date and that the Participant’s Option shall be exercised automatically on the New Investment Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 3 hereof.

Section 10.              Administration

(a)	Appointment. The Plan shall be administered by the Committee provided that the Committee shall be comprised solely of at least two (2) non-employee, disinterested directors appointed by the Board. A disinterested director is any member of the Board who is a “Non-Employee Director” within the meaning of paragraph (b)(3)(i) of Securities and Exchange Commission Rule 16b-3 (“Rule 16b-3”).

(b)	Authority. The Committee has full authority and discretion to construe and interpret the Plan, prescribe, amend, and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan (including rules and regulations deemed necessary to comply with the requirements of Code Section 423). The Committee may correct any defect or supply any omission or reconcile any ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. The Committee has, without limitation, the authority to: (i) establish and/or change the duration of any Offering Period; (ii) limit or increase the frequency and/or number of changes in the amounts withheld during an Offering Period; (iii) establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of common stock for each Participant properly correspond with amounts withheld from the Participant’s Compensation; (iv) delegate its functions to officers or employees of the Company or other persons; (v) establish additional terms and conditions with respect to the purchase of Shares under the Plan; and (vi) establish such other limitations or procedures as it determines in its sole discretion advisable and consistent with the administration of the Plan. The Committee shall take any of the foregoing actions that are necessary to assure the continued availability of the exemption provided in Rule 16b-3. If and to the extent required by Rule 16b-3 or any successor exemption under which the Committee believes it is appropriate for the Plan to qualify, the Committee may restrict a Participant’s ability to participate in the Plan or sell any Shares received under the Plan for such period as the Committee deems appropriate or may impose such other conditions in connection with participation or distributions under the Plan as the Committee deems appropriate.

(c)	Plan Expenses. The Company shall pay the fees and expenses of accountants, counsel, agents and other personnel and all other costs of administration of the Plan.

(d)	Indemnification. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee or director of the Company, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence, or willful misconduct.

Section 11.              Amendment and Termination

(a)	Amendment. Subject to the provisions of Code Section 423, the Committee may amend the Plan in any respect; provided, however, that the Plan may not be amended in any manner that will retroactively impair or otherwise adversely affect in any material manner the rights of any Participant to benefits under the Plan which have accrued prior to the date of such action.

(b)	Adjustments Due to Financial Accounting. If the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including:

(i)	altering the Purchase Price for any Offering Period, including an Offering Period underway at the time of the change in Purchase Price;

(ii)	shortening any Offering Period so that the Offering Period ends on any other Investment Date, including an Offering Period underway at the time of the Committee action; and

(iii)	allocating Shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Participant.

(c)	Termination. The Plan will terminate on the earlier of: (i) the date on which there are no additional Shares reserved under the Plan for issuance to Participants; or (ii) July 1, 2032. In addition, the Plan may be terminated at any time, in the sole discretion of the Board. In the event of Plan termination, the Company shall refund to each Participant the amount of payroll deductions credited to their Payroll Deduction Account as soon as practicable following the effective date of such termination without interest.

Section 12.              Stockholder Approval; Effective Date

The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board. The Plan was adopted by the Board on February 16, 2022, subject to stockholder approval at its annual meeting of stockholders on May 19, 2022, with an effective date of July 1, 2022.

Section 13.              Governmental and Other Regulations

The Plan and the grant and exercise of Options to purchase full Shares hereunder, and the Company’s obligations to sell and deliver full Shares upon the exercise of Options to purchase such Shares, shall be subject to all applicable federal, state, and foreign laws, rules and regulations, and to such approvals by any regulatory or governmental agency as, in the opinion of counsel to the Company, may be required.

Section 14.              No Implied Rights

(a)	No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Related Corporation, including any specific funds, assets, or other property which the Company or any Related Corporation, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Related Corporation, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Related Corporation shall be sufficient to pay any benefits to any Participant.

(b)	No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Related Corporation or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Option under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

Section 15.              Withholding

As a condition to receiving full Shares under the Plan, in whole or in part, or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for the Company’s federal, state or other tax withholding obligations, if any, that arise upon the exercise of the Option or the disposition of the Shares. At any time, the Company may, but will not be obligated to, withhold from any compensation otherwise due to the Participant from the Company or a Related Corporation the amount necessary for the Company to meet applicable withholding obligations, including without limitation, any withholding required to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of full Shares purchased by the Participant pursuant to the Plan.

Section 16.              Offsets

To the extent permitted by law, the Company shall have the absolute right to withhold any amounts payable to any Participant under the terms of the Plan to the extent of any amount owed for any reason by such Participant to the Company and to set off and apply the amounts so withheld to payment of any such amounts owed to the Company, whether or not such amounts shall then be immediately due and payable and in such order or priority as among such amounts owed as the Committee, in its sole discretion, shall determine.

Section 17.              Notices, Etc.

Unless otherwise provided by the Committee, all written notices and all other written communications to the Company or the Committee provided for in the Plan shall be delivered, in such form as is prescribed from time to time by the Committee, personally or sent by registered or certified U.S. mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by prepaid overnight courier to the Company at the address set forth below:

QCR Holdings, Inc.

Attention: Shellee R. Showalter, SVP

3551 Seventh Street, Suite 204, Moline, Illinois 61265

Such notices or other communications shall be deemed given:

(a)	in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery; or

(b)	in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail;

provided, however, that in no event shall any such notices or communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a notice or communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider.

Section 18.              General

(a)	Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Code Section 423, all eligible Employees who are granted Options under the Plan shall have the same rights and privileges.

(b)	Successors and Assigns. The provisions of the Plan shall be binding upon, and inure to the benefit of, all successors of the Company and each Participant, including such Participant’s estate and the executors, administrators, or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

(c)	Entire Plan. As of July 1, 2022, this Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans, including the Prior Plan, with respect to the subject matter hereof.

(d)	Severability. If any provision of the Plan shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, and the Plan shall be construed as if such invalid or unenforceable provision were omitted.

Section 19.              Governing Law

The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Iowa without reference to principles of conflict of laws, except as superseded by applicable federal law.

Section 20.              Defined Terms

When used herein, the following terms shall have the following meanings:

(a)	“Board” means the Board of Directors of the Company.

(b)	“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

(c)	“Committee” means the committee acting under Section 10.

(d)	“Compensation” unless otherwise provided by the Committee, means the Employee’s earnings as will be reported in box 1 of the IRS Form W-2 for the applicable year.

(e)	“Designated Broker” means the financial services firm or other agent designated by the Company to maintain Share accounts on behalf of Participants who have purchased full Shares under the Plan.

(f)	“Effective Date” means July 1, 2022.

(g)	“Employee” means any person who renders services to the Employer as an employee pursuant to an employment relationship with the Employer. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on military leave, sick leave or other leave of absence approved by the Employer that meets the requirements of Treasury Regulation Section 1.421-1(h)(2). Where the period of leave exceeds three (3) months, or such other period specified in Treasury Regulation Section 1.421-1(h)(2), and the individual’s right to re-employment is not guaranteed by statute or contract, the employment relationship shall be deemed to have terminated on the first day immediately following such three-month period, or such other period specified in Treasury Regulation Section 1.421-1(h)(2).

(h)	“Employer” means the Company or any Related Corporation, unless otherwise determined by the Company.

(i)	“Enrollment Form” means an agreement, which may be electronic, pursuant to which an eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

(j)	“Entry Date” means the first day of each Offering Period.

(k)	“Fair Market Value” means, on any date, the officially-quoted closing selling price of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading (including the New York Stock Exchange, Nasdaq Stock Market, Inc. or such other market or exchange in which such prices are regularly quoted) or, if there have been no sales with respect to Shares on such date, the closing selling price on the Trading Day immediately preceding such date. In the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

(l)	“Grant Date” means the first Trading Day of each Offering Period, or such other date as may be determined by the Committee in its sole discretion.

(m)	“Investment Date” means the last Trading Day of each Offering Period, or such other date(s) in between as may be determined by the Committee in its sole discretion. Until otherwise provided by the Committee, Investment Dates shall initially be March 31, June 30, September 30, and December 31 of each applicable year.

(n)	“Offering Period” means a period of six (6) months beginning each January 1st and July 1st of each year (or such other times as determined by the Committee). The first Offering Period under the Plan shall commence on the Effective Date (July 1, 2022), following stockholder approval of the Plan in accordance with Section 12. The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods (subject to a maximum Offering Period of twelve (12) months).

(o)	“Participant” means an eligible Employee who has met the requirements of Section 2 and has properly elected to participate in the Plan pursuant to Section 3.

(p)	“Payroll Deduction Account” means the bookkeeping account established by the Company pursuant to Section 3 for each Participant.

(q)	“Option” means the right of a Participant to acquire Shares pursuant to the terms of the Plan.

(r)	“Plan Year” means January 1 through December 31 of each year.

(s)	“Prior Plan” means the QCR Holdings, Inc. Amended and Restated Employee Stock Purchase Plan, as amended from time to time.

(t)	“Purchase Price” means the price per Share as determined pursuant to Section 4(c).

(u)	“Related Corporation” means a corporation which would be a parent or subsidiary corporation with respect to the Company as defined in Code Section 424(e) or (f).

(v)	“Share” means a share of the Company’s common stock, par value $1.00 per share.

(w)	“Trading Day” means any day on which the national stock exchange upon which the Shares are listed is open for trading or, if the Shares are not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

Section 21.              Construction

In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)	actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

(b)	references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)	in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)	references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)	indications of time of day mean Central Standard Time;

(f)	“including” means “including, but not limited to”;

(g)	all references to sections, schedules and exhibits are to sections, schedules, and exhibits in or to this Plan unless otherwise specified;

(h)	all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)	the captions and headings of articles, sections, schedules, and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)	any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions, or replacements thereof; and

(k)	all accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles as consistently applied in the United States of America.

QCR HOLDINGS, INC.
3551 SEVENTH STREET
MOLINE, IL 61265
ATTN: SHELLEE SHOWALTER

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Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 18, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D70285-P70684

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

QCR HOLDINGS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect three (3) individuals to serve as Class II directors until the regular Annual Meeting of Stockholders in 2025 and until their successors are elected and have qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Brent R. Cobb
02) Larry J. Helling
03) Mark C. Kilmer

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

NOTE: This proxy will be voted in the discretion of the named proxies upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

D70286-P70684

QCR HOLDINGS, INC.
Annual Meeting of Stockholders
May 19, 2022 8:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Marie Z. Ziegler and Larry J. Helling, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of QCR HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held virtually at www.virtualshareholdermeeting.com/QCRH2022 at 8:00 AM, CDT on May 19, 2022,and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side